LEASE AGREEMENT BETWEEN






                      2855 E. COTTONWOOD PARKWAY, L.C., as

                                    Landlord



                                       and





                     MRS. FIELDS= ORIGINAL COOKIES, INC., as

                                     Tenant







                            DATED January 18, 1998


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                                       ii

                                TABLE OF CONTENTS

Page

PART I   SUMMARY OF BASIC LEASE INFORMATION....................................1

A. PREMISES (Lease Provisions, Paragraph 2)....................................1
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B. LEASE TERM (Lease Provisions, Paragraph 3)..................................1
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C. BASE RENT (Lease Provisions, Paragraph 5) ..................................1
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D. ADDITIONAL RENT (Lease Provisions, Paragraph 5.3............................2
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E. SECURITY DEPOSIT (Glossary of Defined Terms)....  ..........................2
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F. PARKING CHARGE (Lease Provisions, Paragraph 5.5)............................2
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G. ADDRESSES FOR NOTICES (Lease Provisions, Paragraph 27.7)....................2
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H. TENANT IMPROVEMENT ALLOWANCE AND SPACE PLAN
(Work Letter Agreement)........................................................2

PART II  LEASE PROVISIONS......................................................3

1. DEFINITIONS.................................................................3
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2. PREMISES....................................................................3
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3. TERM........................................................................3
----
4. USE.........................................................................3
---
5. RENT........................................................................3
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5.1 Base Rent............................................... ..................3
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5.2 No Other Adjustment of Base Rent...........................................3
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5.3 Additional Rent............................................................3
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5.4 Operating Expenses.........................................................5
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5.5 Parking Charge.............................................................6
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5.6 Payment of Rent............................................................7
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5.7 Delinquent Payments and Handling Charge....................................7
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5.8 Left Blank Intentionally................................. .................7
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5.9 Holding Over...............................................................7
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6. CONSTRUCTION OF IMPROVEMENTS................................................8
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6.1 General....................................................................8
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6.2 Access by Tenant Prior to Commencement of Term.............................8
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6.3 Commencement Date; Adjustments to Commencement Date........................8
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7. SERVICES TO BE FURNISHED BY LANDLORD........................................9
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7.1 General....................................................................9
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7.2 Keys and/or Access Cards...................................................9
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7.3 Tenant Identity, Signs and Other Matters..................................10
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7.4 Charges...................................................................10
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7.5 Operating Hours...........................................................10
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8. REPAIR AND MAINTENANCE.....................................................10
8.1 By Landlord...............................................................10
8.2 By Tenant.................................................................11
9. TAXES ON TENANT'S PROPERTY.................................................11
10. TRANSFER BY TENANT........................................................11
10.1 General..................................................................11
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10.2 Conditions............................................... ...............11
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10.3 Liens....................................................................12
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10.4 Assignments in Bankruptcy................................. ..............12
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11. ALTERATIONS...............................................................12
12. PROHIBITED USES.............................................  ............13
12.1 General...................................................... ...........13
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12.2 Hazardous Materials......................................................13
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12.3 Overstandard Tenant Use....................................... ..........13
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13. ACCESS BY LANDLORD........................................................14
14. CONDEMNATION..............................................................14
15. CASUALTY..................................................................14
15.1 General..................................................................14
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15.2 Acts of Tenant...........................................................15
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16. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT.............................15
16.1 General..................................................................15
16.2 Attornment...............................................................15

17. INSURANCE.................................................................15
17.1 General..................................................................15
17.2 Waiver of Subrogation....................................................16
18. TENANT'S INDEMNITY........................................................16
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19. THIRD PARTIES; ACTS OF FORCE MAJEURE; EXCULPATION.........................17
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20. SECURITY INTEREST.........................................................17
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21. CONTROL OF COMMON AREAS...................................................17
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22. RIGHT TO RELOCATE.........................................................17
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23. QUIET ENJOYMENT...........................................................17
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24. DEFAULT BY TENANT.........................................................17
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24.1 Events of Default........................................................17
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24.2 Remedies of Landlord.....................................................18
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24.3 Payment by Tenant........................................................19
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24.4 Reletting................................................................19
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24.5 Landlord's Right to Pay or Perform............................. .........19
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24.6 No Waiver; No Implied Surrender..........................................19
-------------------------------
25. DEFAULTS BY LANDLORD......................................................20
26. RIGHT OF REENTRY..........................................................20
27. MISCELLANEOUS.............................................................20
27.1 Independent Obligations; No Offset.......................................20
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27.2 Time of Essence..........................................................20
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27.3 Applicable Law...........................................................20
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27.4 Assignment by Landlord...................................................20
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27.5 Estoppel Certificates; Financial Statements..............................21
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27.6 Signs, Building Name and Building Address................................21
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27.7 Notices..................................................................21
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27.8 Entire Agreement, Amendment and Binding Effect...........................21
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27.9 Severability.............................................................21
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27.10 Number and Gender, Captions and References..............................21
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27.11 Attorneys' Fees.........................................................22
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27.12 Brokers.................................................................22
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27.13 Interest on Tenant's Obligations........................................22
--------------------------------
27.14 Authority...............................................................22
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27.15 Recording...............................................................22
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27.16 Exhibits................................................................22
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27.17 Multiple Counterparts...................................................22
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27.18 Survival of Indemnities.................................................22
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27.19 Miscellaneous...........................................................22
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EXHIBITS

Exhibit A:        Glossary of Defined Terms
Exhibit B:        Description of Premises
Exhibit C:        Building Rules and Regulations
Exhibit D:        Work Letter Agreement
Exhibit D1:       Pricing Agreement Letter
Exhibit D2:       Building Standard Tenant Improvements
Exhibit E:        Legal Description of Land
Exhibit F:        Lease Extension Addendum (if any)
Exhibit G:        Acknowledgment of Lease Commencement Date
Exhibit H:        Estoppel Certificate, Subordination, Non-Disturbance and
                  Attornment Agreement
Exhibit I:        Cleaning Specifications

Building Sign Addendum
Monument Sign Addendum

                                 LEASE AGREEMENT


     THIS LEASE AGREEMENT (the AAgreement@) is entered into as of the ______ day of January, 1998, between 2855 E. COTTONWOOD PARKWAY, L.C. as Landlord, and MRS. FIELDS= ORIGINAL COOKIES, INC., as Tenant.

                                     PART I
                       SUMMARY OF BASIC LEASE INFORMATION

         Each reference in this Summary of Basic Lease Information to the Lease Provisions contained in PART II shall be construed to incorporate all the terms provided in said Lease Provisions, and reference in the Lease Provisions to the Summary contained in this PART I shall be construed to incorporate the provisions of this Summary. In the event of any conflict between the provisions of this Summary and the provisions in the balance of the Lease, the latter shall control. The basic terms of this Lease are as follows:

A.       PREMISES (Lease Provisions, Paragraph 2):

         1. Premises Location: (i) Suite 400, consisting of approximately 30,700 square feet of Rentable Area (28,124 usable square feet), located on the third floor and the fourth floor of the Building (as outlined on the floor plan attached to this Lease as Exhibit B), the street address of which is 2855 E. Cottonwood Parkway, as constructed on the Land which is further described on Exhibit E hereto.

         2. Number of Approximate  Square Feet of Rentable Area in the Building:
Approximately One Hundred Four Thousand Nine Hundred Seventy-Four (104,974) square feet.

B. LEASE TERM (Lease Provisions, Paragraph 3):

         1.       Duration: Ten (10) years.

         2. Lease Commencement Date (Lease Provisions, Paragraph 6.3): The earliest to occur of the following events: (a) the date of Substantial Completion (as defined in the Work Letter Agreement) of the Landlord=s Work, or
(b) the date on which Landlord would have substantially completed the Landlord=s Work and tendered possession of the Premises to Tenant but for certain delays attributable to Tenant as provided in Paragraph 6.3, or (c) the date on which Tenant takes possession of the Premises. The Lease Commencement Date is scheduled to be May 1, 1998.

         3. Lease Expiration Date (Lease Provisions, Paragraph 3): The day immediately preceding the tenth (10th) anniversary of the Commencement Date, 2008, at 5:00 p.m., unless earlier terminated as provided in this Lease.

C. BASE RENT (Lease Provisions, Paragraph 5) :

---------------- ----------------------------------------------

Total
Lease Year Monthly Base Rent Annual Base Rent
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 1 $53,725.00 $644,700.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 2 $55,004.17 $660,050.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 3 $55,643.75 $667,725.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 4 $56,283.33 $675,400.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 5 $56,922.92 $683,075.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 6 $57,562.50 $690,750.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 7 $58,841.67 $706,100.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 8 $59,481.25 $713,775.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 9 $60,120.83 $721,450.00
---------------- ----------------------------------------------
---------------- ----------------------------------------------

Year 10 $61,400.00 $736,800.00
---------------- ----------------------------------------------

D. ADDITIONAL RENT (Lease Provisions, Paragraph 5.3):

     1.  Base  Year  (Lease  Provisions,   Paragraph  5.3.1):  The  Fiscal  Year
commencing January 1 through December 31, 1998.

         2. Tenant=s Share (Lease Provisions, Paragraph 5.3.1): Tenant=s Share for Tenant=s payment of Operating Expenses means twenty-six and 20/100 percent (26.2%).

E. SECURITY DEPOSIT (Glossary of Defined Terms):

         Means Zero Dollars ($-0-).

F. PARKING CHARGE (Lease Provisions, Paragraph 5.5):

         Tenant shall throughout the Term, lease from Landlord up to a total of one hundred thirteen (113) automobile parking spaces, of which total Tenant will have twenty-eight (28) assigned and covered automobile parking spaces at an initial cost of Twenty-five Dollars ($25.00) per month per space; provided, however, that for the first five years of the initial Term of the Lease, twelve
(12) of the assigned and covered automobile parking spaces shall be at no charge. The remainder of the automobile parking spaces leased by Tenant which Tenant does not elect to have assigned and covered shall be unassigned parking spaces at a cost of Zero Dollars ($-0-) per month per space for the first five years of the initial Term of the Lease.

G. ADDRESSES FOR NOTICES (Lease Provisions, Paragraph 27.7):

         1.       Tenant=s Address:

                  (a)      Before Lease Commencement Date:

                           462 West Bearcat Drive
                           Salt Lake City, Utah 84115

                  (b)      After Lease Commencement Date:

                           2855 E. Cottonwood Parkway, Suite 400
                           Salt Lake City, Utah 84121

         2. Landlord=s Address:

                           2855 E. Cottonwood Parkway, L.C.
                           c/o John L. West
                           2855 E. Cottonwood Parkway, Suite 560
                           Salt Lake City, Utah 84121

         3. Address of Landlord=s Lender or Mortgagee:

                           U.S. Bank National Association
                           107 South Main Street
                           Salt Lake City, Utah 84111

H.       TENANT IMPROVEMENT ALLOWANCE AND SPACE PLAN (Work Letter Agreement):

     1. Space Plan Delivery Date: The initial Space Plan of Tenant=s Premises was delivered to
Landlord on or before October 23, 1997.

         2. Tenant Improvement Allowance and Tenant Moving Allowance: A Tenant Improvement Allowance, as defined and limited on Exhibit AD@ attached hereto, shall be in the maximum amount of SEVEN HUNDRED FIFTY-NINE THOUSAND THREE HUNDRED FORTY-EIGHT DOLLARS ($759,348.00) for the design, modification and construction of the Tenant Improvements. In addition, Tenant shall have a Tenant Moving Allowance, as defined and limited on Exhibit AD@ attached hereto, in the maximum amount of ONE HUNDRED TWELVE THOUSAND FOUR HUNDRED NINETY-SIX DOLLARS ($112,496.00).

                                     PART II
                                LEASE PROVISIONS

     1. DEFINITIONS. The definitions of certain of the capitalized terms used in this Lease are set forth in the Glossary of Defined Terms attached as Exhibit A.

         2. PREMISES. Subject to the provisions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises described in the Summary of Basic Lease Information, Section AA@, as outlined on the floor plan attached hereto as Exhibit B (the "Premises"). In connection with such demise and subject to paragraph 21 herein, Landlord hereby grants to Tenant the nonexclusive right to use during the Term, all Common Areas designed for the use of all tenants in the Building, in common with all tenants in the Building and their invitees, for the purposes for which the Common Areas are designed and in accordance with all Legal Requirements. Landlord, however, has the sole discretion to determine the manner in which the Common Areas are maintained and operated, and the use of the Common Areas shall be subject to the Building Rules and Regulations. Tenant acknowledges that Landlord has made no representation or warranty regarding the Building or Premises except as specifically stated in this Lease. By occupying the Premises, Tenant accepts the Premises as being suitable for Tenant's intended use of the Premises.

         3. TERM. The provisions of this Lease shall be effective only as of the date this Lease is executed by both Landlord and Tenant. The duration of the term of this Lease shall be for the period stated in the Summary of Basic Lease Information, Section AB,@ commencing on the Commencement Date set forth in paragraph 6.3 below, and expiring at 5:00 p.m. on the day stated in Section AB@ of the Summary of Basic Lease Information, unless earlier terminated as provided herein (the "Term").

         4. USE. Tenant shall occupy and use the Premises solely for lawful, general business office purposes in strict compliance with the Building Rules and Regulations from time to time in effect. Tenant shall, and Tenant agrees to cause its agents, servants, employees, invitees and licensees to observe and comply fully and faithfully with the Building Rules and Regulations attached hereto as Exhibit C, and incorporated herein by this reference, or such modifications, rules and regulations which may be hereafter adopted by Landlord for the care, protection, cleanliness and operation of the Premises and Complex. Tenant shall also comply with all Legal Requirements and other restrictions on use of the Premises as provided in this Lease, including, without limitation, paragraph 12 hereof.

         ..       RENT

                  . In consideration of Landlord's leasing the Premises to Tenant, Tenant shall pay to Landlord the base rent (ABase Rent@) at the time(s) and in the manner stated in paragraph 5.6 below, as stated in Section AC@ of the Summary of Basic Lease Information.

                  . The stipulation of Rentable Area set forth in paragraph 2 above and in the Summary of Basic Lease Information, shall be conclusive and binding on the parties. Notwithstanding the foregoing, the Base Rent set forth in paragraph 5.1 above and in the Summary of Basic Lease Information is a negotiated amount and there shall be no adjustment to the Base Rent or Additional Rent without the prior written consent of Landlord. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent, Additional Rent or any other sum due hereunder even if the actual rentable square footage or Rentable Area of the Premises is less than set forth in paragraph 2 hereof.

                  . In addition to paying the Base Rent  specified  in paragraph
         5.1 above, Tenant shall pay as additional rent the Tenant=s Share (as defined in subparagraph 5.3.1(b) below) of the Operating Expenses (as defined in subparagraph 5.4 below) for each Fiscal Year, or portion thereof, that are in excess of the amount of Operating Expenses applicable to the Base Year (as defined in subparagraph 5.3.1(a) below). Said additional rent, together with other amounts of any kind (other than Base Rent) payable by Tenant to Landlord under the terms of this Lease, shall be collectively referred to in this Lease as
         AAdditional Rent.@ All amounts due under this paragraph 5.3 as Additional Rent are payable for the same periods and in the same manner, time and place as the Base Rent as provided in paragraph 5.6 below. Without limitation on any other obligation of Tenant that may survive the expiration of the Lease Term, Tenant=s obligations to pay the Additional Rent provided for in this paragraph 5.3 shall survive the expiration of the Lease Term.

               5.3.1Additional Rent Definitions. The following definitions apply to this paragraph 5.3:

                           (a) Base Year.  ABase  Year@  means the  Fiscal  Year
                  commencing January 1 through December 31 of the year stated in Section AD@ of the Summary of Basic Lease Information (with Operating Expenses for 1997 being annualized); provided, however, that real property taxes levied on the Building and Parking Facility included in the Operating Expenses applicable to the Base Year shall be determined as set forth in paragraph 5.3.2(a) below.

                           (b) Tenant=s Share. ATenant=s Share@ for Tenant=s payment of Operating Expenses means the percentage stated in Section AD@ of the Summary of Basic Lease Information. If the Premises or the Building is expanded or reduced with the written consent of Landlord, the Tenant=s Share shall be adjusted by written notice from Landlord to Tenant.

                  5.3.2 Calculation and Payment of Additional Rent. Tenant=s Share of Operating Expenses for any Fiscal Year, or portion thereof, shall be calculated and paid as follows:

                           (a) Calculation of Excess. If Tenant=s Share of Operating Expenses for any Fiscal Year, commencing with the Fiscal Year immediately following the Base Year, exceeds Tenant=s Share of the amount of Operating Expenses applicable to the Base Year (with Operating Expenses for the Base Year 1997 being annualized), Tenant shall pay as Additional Rent to Landlord an amount equal to that excess (the AExcess@) in the manner stated in subparagraphs 5.3.2(b) and (c) below. Notwithstanding the foregoing, the Landlord acknowledges that the Building and Parking Facility may not be fully assessed for property taxes levied during the Base Year because of incomplete construction. Therefore, for purposes of calculating the Additional Rent, the Landlord will make an adjustment to the property taxes applicable to the Base Year at the time the Building and Parking Facility are fully assessed. It is anticipated that the Building and Parking Facility will be fully assessed in 1998, at which time the Landlord will make the adjustment as described herein.

                           (b) Statement of Estimated Operating Expenses and Payment by Tenant. On or before the last day of the Fiscal Year in which the Lease Commencement Date occurs and for each Fiscal Year thereafter, Landlord shall endeavor to deliver to Tenant an estimate statement (the AEstimate Statement@) of Additional Rent to be due by Tenant for the forthcoming Fiscal Year. Thereafter, unless Landlord delivers to Tenant a revision of the Estimate Statement, Tenant shall pay to Landlord monthly, coincident with Tenant=s payment of Base Rent, an amount equal to the estimated Additional Rent set forth on the Estimate Statement for such Fiscal Year divided by twelve (12) months. From time to time during any Fiscal Year, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant for that Fiscal Year and deliver a copy of the revised Estimate Statement to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the revised Estimate Statement so that, by the end of any Fiscal Year, Tenant shall have paid all of the Additional Rent as estimated by Landlord on the revised Estimate Statement. Landlord=s failure to furnish the Estimate Statement for any Fiscal Year in a timely manner shall not preclude Landlord from enforcing its rights to collect any Additional Rent.

                           (c) Statement of Actual Operating Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant within eight (8) months following the end of each Fiscal Year a statement (the AStatement of Actual Operating Expenses@) stating the Operating Expenses incurred or accrued for that preceding Fiscal Year and indicating the amount, if any, of any Excess due to Landlord or overpayment by Tenant. On receipt of the Statement of Actual Operating Expenses for each Fiscal Year for which an Excess exists, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess, less the estimated amounts (if any) paid during the Fiscal Year pursuant to an Estimate Statement (as defined in subparagraph 5.3.2(b) above). In the event there is an overpayment of Additional Rent set forth on a Statement of Actual Operating Expenses for any Fiscal Year, the amount of overpayment shall be credited against payments of Additional Rent as they become due. Landlord=s failure to furnish the Statement of Actual Operating Expenses for any Fiscal Year in a timely manner shall not prejudice Landlord from enforcing its rights hereunder. Even if the Lease Term is expired and Tenant has vacated the Premises, if an Excess exists when final determination is made of Tenant=s Share of the Operating Expenses for the Fiscal Year in which the Lease terminates, Tenant shall immediately pay to Landlord the amount calculated under this subparagraph (c). Provisions of this subparagraph
                  (c) shall survive the expiration or earlier termination of the Lease Term.

                   shall mean all costs and expenses which Landlord pays or accrues by virtue of the ownership, use, management, leasing, maintenance, service, operation, insurance or condition of the Land and all improvements thereon, including, without limitation, the Building and Parking Facility, during a particular Fiscal Year or portion thereof as determined by Landlord or its accountant in accordance with generally accepted accounting principles.

                  5.4.1 Examples. "Operating Expenses" shall include, but shall not be limited to, the following to the extent they relate to the Complex or are chargeable to the Complex in connection with the operation and maintenance of the Cottonwood corporate Center generally:

                    (a)  all Impositions and other governmental charges;

                           (b) all insurance premiums charged for policies obtained by Landlord, which may include without limitation, at Landlord's election, (i) fire and extended coverage insurance, including earthquake, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, vehicle and smoke insurance, (ii) public liability and property damage insurance, (iii) elevator insurance, (iv) workers' compensation insurance for the employees covered by clause
                  (h), (v) boiler, machinery, sprinkler, water damage, and legal liability insurance, (vi) rental loss insurance, and (vii) such other insurance as Landlord may elect to obtain;

                    (c) all deductible amounts incurred in any Fiscal Year relating to an insurable loss;

                           (d) all maintenance, repair, replacement, restoration
                  and painting costs, including, without limitation, the cost of operating, managing, maintaining and repairing the following systems: utility, mechanical, sanitary, drainage, escalator and elevator;

                           (e) all janitorial, snow removal, custodial, cleaning, washing, landscaping, landscape maintenance, access systems, trash removal, pest control costs and environmental compliance costs;

                           (f)      all security costs;

                           (g) all electrical,  energy monitoring,  water, water
                  treatment,   gas,  sewer,  telephone  and  other  utility  and
                  utility-related charges;

                           (h) all wages,  salaries,  salary  burdens,  employee
                  benefits, payroll taxes, Social Security and insurance for all persons engaged by Landlord or an Affiliate of Landlord in connection with the Complex;

                    (i) all costs of leasing or purchasing supplies, tools, equipment and materials;

                    (j) all fees and assessments of the Cottonwood Corporate Center park applicable to the Complex;

                    (k)  The  cost  of  licenses,   certificates,   permits  and
                         inspections;

                    (l) The cost of contesting the validity or applicability of any governmental enactments that may affect the Operating Expenses;

                           (m)  The  costs  incurred  in  connection   with  the
                  implementation  and  operation  of  a  transportation   system
                  management program or similar program;

                           (n) The cost of Parking Facility maintenance,  repair
                  and restoration, including, without limitation, resurfacing, repainting, restriping and cleaning;

                           (o) all fees and other charges paid under all maintenance and service agreements, including but not limited to window cleaning, elevator and HVAC maintenance;

                           (p) All fees, charges, management fees (or amounts in
                  lieu of such fees), consulting fees, legal fees and accounting fees of all persons engaged by Landlord, together with all other associated costs or other charges reasonably incurred by Landlord in connection with the management office and the operation, management, maintenance and repair of the Complex;

                           (q) all  costs  of  monitoring  services,  including,
                  without limitation, any monitoring or control devices used by Landlord in regulating the Parking Facility;

                           (r) amortization of the cost of acquiring,  financing
                  and installing capital items which are intended to reduce (or avoid increases in) operating expenses or which are required by a governmental authority. Such costs shall be amortized over the reasonable life of the items in accordance with generally accepted accounting principles, but not beyond the reasonable life of the Building; and

                           (s) any other costs or expenses  reasonably  incurred
                  by  Landlord   under  this  Lease  which  are  not   otherwise
                  reimbursed directly by Tenants.

                    5.4.2Adjustments.  Operating  Expenses  shall be adjusted as follows:

                           (a) Exclusions. "Operating Expenses" shall not include (i) expenditures classified as capital expenditures for federal income tax purposes except as set forth in clause 5.4.1(r), (ii) costs for which Landlord is entitled to specific reimbursement by Tenant, by any other tenant of the Building or by any other third party, (iii) allowances specified in the Work Letter for expenses incurred by Landlord for improvements to the Premises, (iv) leasing commissions, and all noncash expenses (including depreciation), except for the amortized costs specified in clause 5.4.1(r), (v) land or ground rent, if applicable, (vi) debt service on any indebtedness secured by the Complex (except debt service on indebtedness to purchase or pay for items specified as permissible "Operating Expenses"), and (v) amounts expended by Landlord in connection with its efforts to obtain EDA tax increment financing.

                           (b) Gross-Up Adjustments. If the occupancy of the Building during any part of any Fiscal Year (including the Base Year) is less than ninety-five percent (95%), Landlord shall make an appropriate adjustment of the Operating Expenses for that Fiscal Year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been ninety-five percent (95%) occupied. This amount shall be considered to have been the amount of Operating Expenses for that Fiscal Year.

                  5.4.3 Landlord=s Books and Records. If Tenant disputes the amount of the Additional Rent due hereunder, Tenant may designate, within sixty (60) days after receipt of the Statement of Actual Operating Expenses, an independent public certified accountant or qualified third-party management company to inspect Landlord=s records. Tenant is not entitled to request that inspection, however, if Tenant is then in default under this Lease. The accountant must be a member of a nationally recognized accounting firm and must not charge a fee based on the amount of Additional Rent that the accountant is able to save Tenant by the inspection. Any inspection must be conducted in
         Landlord=s offices at a reasonable time or times. If, after such an inspection, Tenant still disputes the Additional Rent, a certification of the proper amount shall be made, at Tenant=s sole expense, by Landlord=s independent certified public accountant. That certification shall be final and conclusive.

                  . Tenant shall throughout the Term, lease from Landlord the number of unassigned and assigned automobile parking spaces, at such prices per month, as stated in Section AF@ of the Summary of Basic Lease Information. Such monthly parking charges shall be considered Additional Rent and shall be due and payable without notice or demand, on or before the first day of each calendar month. Landlord shall have the right from time to time during the Lease Term and during each Extension Renewal Term (if applicable), to increase the monthly parking charges for assigned parking spaces to the then prevailing market rate. From time to time after five (5) years from the Commencement Date, the Landlord shall also have the right to increase the monthly parking charges for unassigned parking spaces to the prevailing market rate. Notwithstanding the foregoing, the monthly parking charges for either assigned parking spaces or unassigned parking spaces shall not be in excess of the parking charges for such items imposed or collected from any other tenant in the Building. Landlord shall also have the right to establish such reasonable rules and regulations as may be deemed desirable, at Landlord=s reasonable discretion, for the proper and efficient operation and maintenance of said Parking Facility. Such rules and regulations may include, without limitation, (i) subject to the provisions of this paragraph 5.5 above, the establishment of charges for parking therein, and (ii) the use of parking gates, cards, permits and other control devices to regulate the use of the parking areas. The rights of Tenant and its employees, customers, service suppliers and invitees to use the Parking Facility shall, to the extent such rules and regulations are not inconsistent with the other terms of this Lease, at all times be subject to (a) Landlord=s right to establish rules and regulations applicable to such use and to exclude any person therefrom who is not authorized to use the same or who violates such rules and regulations; (b) the rights of Landlord and other tenants in the Building to use the same in common with Tenant;
         (c) other than with respect to Tenant=s assigned parking spaces, the availability of parking spaces in said Parking Facility; and (d) Landlord=s right to change the configuration of the parking areas and any unassigned parking spaces as shall be determined at Landlord=s reasonable discretion. Tenant agrees to limit its use of the Parking Facility to the number and type of parking spaces specified in this paragraph above. Notwithstanding the foregoing, nothing contained herein shall be deemed to impose liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of its employees, customers, service suppliers or other invitees in connection with their use of the Parking Facility. Tenant understands and agrees that, while the Parking Facility will be open to Tenant on a 24-hour basis, other than spaces that are assigned for Tenant and other tenants, all parking spaces in the parking area may be leased to members of the general public between the hours of 6:30 p.m. through 7:00 a.m. Monday through Saturday morning, after 1:30 p.m. on Saturday, and all day on Sunday.

                  . Except as otherwise expressly provided in this Lease, all Base Rent and Additional Rent shall be due in advance monthly installments on the first day of each calendar month during the Term. Rent shall be paid to Landlord at its address recited in Section 27.7, or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall be paid without notice, demand, abatement, deduction or offset in legal tender of the United States of America. The Base Rent for the first full calendar month of the Lease Term shall be paid upon execution by Tenant of this Lease. In addition, if the Term commences or ends on other than the first or the last day of a calendar month, the Base Rent for the partial month shall be prorated on the basis of the number of days during the applicable month and paid on or before the Lease Commencement Date. If the Lease Term commences or ends on other than the first or the last day of a Fiscal Year, the Additional Rent for the partial Fiscal Year calculated as provided in paragraph 5.3 above shall be prorated on the basis of the number of days during the applicable Fiscal Year. All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. No designation by Tenant, either in a separate or on a check or money order, shall modify this clause or have any force or effect.

                  . All Rent and other payments required of Tenant hereunder shall bear interest from the date due until the date paid at the rate of interest specified in Section 27.13. In addition, if any Base Rent, Additional Rent or other payments required of Tenant hereunder are not received by Landlord when due or within five (5) days thereafter, Tenant shall pay to Landlord a late charge of five percent (5%) of the delinquent payment to reimburse Landlord for its costs and inconvenience incurred as a consequence of Tenant=s delinquency (other than interest, attorneys= fees and costs). Tenant shall pay this amount for each calendar month in which all or any part of any delinquent payment remains delinquent after its due date. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment (other than interest, attorneys= fees and costs). Landlord=s acceptance of any late charge shall not constitute a waiver of Tenant=s default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease. Tenant shall pay the late charge as Additional Rent with the next installment of Additional Rent. In no event, however, shall the charges permitted under this Section 5.7 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum rate of interest allowable under applicable law. If any noncash payment made by Tenant is not paid by the bank or other institution on which it is drawn, Landlord shall have the right, exercised by notice to Tenant, to require that Tenant make all future payments by certified funds or cashier=s check.

                  . 8      Left Blank Intentionally

                  . Any holding over by Tenant in the possession of the Premises, or any portion thereof, after the expiration of the Term, with or without the consent of Landlord, shall require Tenant to pay one hundred fifty percent (150%) of the Base Rent and Additional Rent herein specified for the last month of the Term (prorated on a monthly basis), unless Landlord shall specify a lesser amount for Rent in its sole discretion. If Tenant holds over with Landlord=s consent, such occupancy shall be deemed a month-to-month tenancy and such tenancy shall otherwise be on the terms and conditions herein specified in this Lease as far as applicable. Notwithstanding the foregoing provisions or the acceptance by Landlord of any payment by Tenant, any holding over without Landlord=s consent shall constitute a default by Tenant and shall entitle Landlord to pursue all remedies provided in this Lease, or otherwise, and Tenant shall be liable for any and all direct or consequential damages or losses of Landlord resulting from Tenant=s holding over without Landlord=s consent.

         ..       CONSTRUCTION OF IMPROVEMENTS

                  . Subject to events of Force Majeure, Landlord and Tenant agree that Landlord shall construct, install, furnish, perform and supply the Tenant Improvements in accordance with the parties= respective payment and other obligations as specified in the Work Letter Agreement (AWork Letter Agreement@) attached hereto as Exhibit D and incorporated herein by this reference. The Tenant Improvements shall meet or exceed the Building Standard Tenant Improvements as specified in the Work Letter Agreement

                  . Provided that Tenant obtains and delivers to Landlord the certificates or policies of insurance called for in Section 17.1, Landlord, in its sole discretion, may permit Tenant and its employees, agents, contractors and suppliers to enter the Premises before the Lease Commencement Date (and such entry alone shall not constitute Tenant's taking possession of the Premises for the purpose of Section 6.3(c) below), to perform certain work on the Premises on behalf of Tenant not contrary to the provisions of the Work Letter Agreement. Tenant and each other person or firm who or which enters the Premises before the Commencement Date shall conduct itself so as to not interfere with Landlord or other occupants of the Building. Landlord may withdraw any permission granted under this Section 6.2 upon twenty-four (24) hours' notice to Tenant if Landlord, in its sole discretion, determines that any such interference has been or may be caused. Any prior entry shall be under all of the terms of this Lease (other than the obligation to pay Base Rent and Additional Rent) and at Tenant's sole risk. Tenant hereby releases and agrees to indemnify Landlord and Landlord=s contractors, agents, employees and representatives from and against any and all personal injury, death or property damage (including damage to any personal property which Tenant may bring into, or any work which Tenant may perform in, the Premises) which may occur in or about the Complex in connection with or as the result of said entry by Tenant or its employees, agents, contractors and suppliers.

                  . For purposes of this Lease, the "Commencement Date" shall mean the earliest to occur of the following events (the ALease Commencement Events@): (a) the date of Substantial Completion of the Landlord=s Work, or (b) the date on which Landlord would have substantially completed the Landlord's Work and tendered possession of the Premises to Tenant but for (i) the delay or failure of Tenant to furnish information, approvals or other matters required in the Work Letter Agreement, (ii) Tenant's request for changes in the Space Plan (as defined in the Work Letter Agreement) from Building Standard Tenant Improvements, or (iii) any other action or inaction of Tenant, or any person or firm employed or retained by Tenant, or (c) the date on which Tenant takes possession of the Premises. The Lease Commencement Date is scheduled to be as stated in Section AB@ of the Summary of Basic Lease Information. Upon the occurrence of the Commencement Date, the parties will execute and deliver a certificate in the form of Exhibit G attached hereto stating and acknowledging the Commencement Date. If by the scheduled Commencement Date specified in this paragraph there is not Substantial Completion of the Tenant Improvements for any reason, and such failure to substantially complete renders the Premises untenantable for their intended purpose, all as reasonably determined by Landlord, or Landlord is unable to tender possession of the Premises to Tenant, then the Landlord may elect (in addition to all other remedies available to Landlord) to postpone the Commencement Date until the earliest to occur of the Lease Commencement Events. Such postponement shall extend the scheduled expiration of the Term for a number of days equal to the postponement. Whether or not Landlord makes such an election and notwithstanding any provision in this Lease or any exhibit to the contrary, the potential postponement of the payment of Base Rent and Additional Rent shall be Tenant's sole and exclusive remedy for Landlord's delay in completing the Landlord=s Work, the Tenant Improvements or tendering possession of the Premises to Tenant. The Landlord shall not be subject to any liability, including, without limitation, lost profits or incidental or consequential damages for any delay or inability to deliver possession of the Premises to the Tenant. Such a delay or failure shall not affect the validity of this Lease or the obligations of the Tenant hereunder, other than the postponement of the Lease Term.

         ..       SERVICES TO BE FURNISHED BY LANDLORD

                  . Subject to applicable Legal Requirements, governmental standards for energy conservation, and Tenant's performance of its obligations hereunder, Landlord shall use all reasonable efforts to furnish the following services:

                           (a) HVAC to the Premises  during  Building  Operating
                  Hours, at such temperatures and in such amounts as are considered by Landlord to be suitable and standard [thus excluding air conditioning or heating for electronic data processing or other specialized equipment or specialized (nonstandard) Tenant requirements];

                    (b) hot and cold water at those points of supply common to all floors for lavatory and drinking purposes only;

                           (c) janitorial  service in and about the Building and
                  the Premises to be accomplished in accordance with the Cleaning Specifications attached as Exhibit AI@ hereto and periodic window washing, anticipated to be accomplished approximately every 3 or 4 months for outside windows and every 2 or 3 months for inside windows;

                    (d) elevator service, if necessary, to provide access to and egress from the Premises;

                           (e) electric current during Building  Operating Hours
                  for normal office machines and other machines of low electrical consumption (which shall exclude electric current for electronic data processing equipment, lighting in excess of Building Standard, or any other item of electrical equipment which singly consumes more than 0.5 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase); and

                           (f) replacement of fluorescent lamps in Building Standard light fixtures installed by Landlord and of incandescent bulbs or fluorescent lamps in all public rest rooms, stairwells and other Common Areas in the Building.

                  If any of the services described above or elsewhere in this Lease are interrupted, Landlord shall use reasonable diligence to promptly restore the same. However, neither the interruption nor cessation of such services, nor the failure of Landlord to restore same, shall render Landlord liable for damages to person or property, or be construed as an eviction of Tenant, or work an abatement of Rent or relieve Tenant from fulfilling any of its other obligations hereunder.

                  If not previously installed, Landlord may cause an electric and/or water meter(s) to be installed in the Premises of the Tenant in order to measure the amount of electricity and/or water consumed for any such use, and the cost of such meter(s) shall be paid promptly by Tenant.

                  Certain security measures (both by electronic equipment and personnel) may be provided by Landlord in connection with the Building. However, Tenant hereby acknowledges that any such security is intended to be solely for the benefit of the Landlord and protecting its property, and while certain incidental benefits may accrue to the Tenant therefrom, any such security is not for the purpose of protecting either the property of Tenant or the safety of its employees, agents or invitees. By providing any such security, Landlord assumes no obligation to Tenant and shall have no liability arising therefrom.

                  . Landlord shall furnish Tenant, at Landlord's expense, with two keys and access cards, and at Tenant's expense in the amount of Landlord=s cost for such additional keys and access cards as Tenant may request, to unlock or allow access to the Building and each corridor door entering the Premises. Tenant shall not install, or permit to be installed, any additional lock (except for the check stock room) on any door into or in the Premises or make, or permit to be made, any duplicates of keys or access cards to the Premises without Landlord=s prior consent. Landlord shall be entitled at all times to possession of a duplicate of all keys and access cards to all doors to or inside of the Premises. All keys and access cards referred to in this Section 7.2 shall remain the property of the Landlord. Upon the expiration or termination of the Term, Tenant shall surrender all such keys and access cards to Landlord and shall deliver to Landlord the combination to all locks on all safes, cabinets and vaults which will remain in the Premises. Landlord shall be entitled to install, operate and maintain a card reader and after-hours access card system, security systems and other control devices in or about the Premises and the Complex which regulate entry into the Building (or portions thereof) and monitor, by closed circuit television or otherwise, all persons leaving or entering the Complex, the Building and the Premises.

                  . Landlord shall disburse a portion of the Tenant Improvement Allowance, as defined in the Work Letter Agreement attached as Exhibit D, to provide and install, in Building Standard graphics, letters or numerals identifying Tenant's name and suite number adjacent to Tenant=s entry door at one location per floor of the Building occupied by Tenant. Tenant=s name, as set forth on the first page of this Lease, or as otherwise provided by Tenant in writing upon execution of this Lease, shall also be placed in the Building Directory located on the main level of the Building. Any subsequent modification to the listing of Tenant=s name in the Building Directory shall be at Tenant=s cost. Without Landlord's prior written consent, no other signs, numerals, letters, graphics, symbols or marks identifying Tenant shall be placed on the exterior, or in the interior if they are visible from the exterior, of the Premises.

                  Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from outside of the Premises, or elsewhere on the Complex, any sign, decoration, notice, logo, picture, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord's prior written approval, which Landlord may, in its discretion, grant or withhold. Landlord may, at Tenant's cost, and without notice or liability to Tenant, enter the Premises and remove any item erected in violation of this Section. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations.

                  . Tenant shall pay to Landlord monthly as billed, as Additional Rent, such charges as may be separately metered or as Landlord may compute for (a) any utility services utilized by Tenant for computers, data processing equipment or other electrical equipment in excess of that agreed to be furnished by Landlord pursuant to
         Section 7.1, (b) lighting installed in the Premises in excess of Building Standard lighting, (c) HVAC and other services in excess of that stated in Section 7.1(a) or provided at times other than Building Operating Hours, and (d) janitorial services required with respect to Above Standard Tenant Improvements within the Premises. If Tenant wishes to use HVAC, services to the Premises during hours other than Building Operating Hours or electrical or other utility services in excess of that stated in Section 7.1, Landlord shall supply such HVAC, electrical and utility services at an hourly cost to Tenant of $17.50 per Service Area (defined below), as adjusted from time to time by Landlord consistent with prevailing market charges for such use. A AService Area,@ as used in this Lease, shall be defined as the separate portions of the Premises as outlined on Exhibit B hereto. Tenant will not be required to pay the hourly cost for services set forth above for any Service Area unless said services are separately utilized by Tenant in the Service Area. Landlord may utilize a lighting and utility occupancy sensor or other method or system in order to automatically determine and control use of HVAC, electrical and other utility services. Landlord may elect to estimate the charges to be paid by Tenant under this Section 7.4 and bill such charges to Tenant monthly in advance, in which event Tenant shall promptly pay the estimated charges. When the actual charges are determined by Landlord, an appropriate cash adjustment shall be made between Landlord and Tenant to account for any underpayment or overpayment by Tenant.

                  . Subject to Building Rules and Regulations and such security standards as Landlord may from time to time adopt, the Building shall be open to the public during the Building Operating Hours and the Premises shall be open to Tenant during hours other than Building Operating Hours.

         ..       REPAIR AND MAINTENANCE

                  . Landlord shall provide the services to the Premises set forth in paragraph 7.1 above and shall maintain the Building (excepting the Premises and portions of the Building leased by persons not affiliated with Landlord) in a good and operable condition, making such repairs and replacements as may be required to maintain the Building in such condition. This Section 8.1 shall not apply to damage resulting from a Taking (as to which Section 14 shall apply), or damage resulting from a casualty (as to which Section 15.1 shall apply), or to damage for which Tenant is otherwise responsible under this Lease. Tenant hereby waives and releases any right it may have to make repairs to the Premises or Building at Landlord=s expense under any law, statute, ordinance, rules and regulations now or hereafter in effect in any jurisdiction in which the Building is located.

                  . Tenant, at Tenant's sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, doors and locks, furnishings, trade fixtures, signage, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises) in good order, condition and repair, and in a clean, safe, operable, attractive and sanitary condition. Tenant will not commit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Complex caused by Tenant or Tenant's agents, contractors or invitees. If Tenant fails to make such repairs or replacements, Landlord may make the same at Tenant's cost. Such cost shall be payable to Landlord by Tenant on demand as Additional Rent. All contractors, workmen, artisans and other persons which or whom Tenant proposes to retain to perform work in the Premises (or the Complex, pursuant to the second sentence of this Section 8.2) pursuant to this Section 8.2 or Section 11 shall be approved by Landlord, in Landlord=s sole discretion, prior to the commencement of any such work.

         . Tenant shall be liable for and shall pay, before they become delinquent, all taxes and assessments levied against any personal property placed by Tenant in the Premises (even if same becomes a fixture by operation of law or the property of Landlord by operation of this Lease), including any additional Impositions which may be assessed, levied, charged or imposed against Landlord or the Building by reason of non-Building Standard Items in the Premises. Tenant may withhold payments of any taxes and assessments described in this Section 9 so long as Tenant contests its obligation to pay in accordance with applicable law and the nonpayment thereof does not pose a threat of loss or seizure of the Building or any interest of Landlord therein.

         .        TRANSFER BY TENANT

                  . Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise Transfer or hypothecate all or any part of the Premises or Tenant=s leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof without Landlord=s prior written consent in Landlord=s discretion (such consent not to be unreasonably withheld), being obtained in each instance, subject to the terms and conditions contained in this paragraph.
         Notwithstanding the foregoing, but without waiving any other requirement for a Transfer as contained in this Section 10, Landlord=s prior written consent shall not be required in connection with (i) an assignment of this Lease or sublet of all or part of the Premises to a Transferee that is an Affiliate of Tenant, or (ii) an assignment of this Lease in connection with a merger, consolidation or other reorganization involving Tenant, a sale of all or substantially all of the assets of Tenant, a sale of a controlling interest of the stock or other ownership interest of Tenant, or a sale of any division occupying the Premises. Any other attempted Transfer without such consent shall be void. If Tenant desires to effect a Transfer, it shall deliver to Landlord written notice thereof in advance of the date on which Tenant proposes to make the Transfer, together with all of the terms of the proposed Transfer and the identity of the proposed Transferee. Upon request by Landlord, such notice shall contain financial information concerning the proposed transferee and other reasonable information regarding the transaction which Landlord may specify. Landlord shall have thirty (30) days following receipt of the notice and information within which to notify Tenant in writing whether Landlord elects (a) to refuse to consent to the Transfer and to terminate this Lease as to the space proposed to be Transferred as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, (b) to refuse to consent to the Transfer and to continue this Lease in full force as to the entire Premises, or
         (c) to permit Tenant to effect the proposed Transfer. If Landlord fails to notify Tenant of its election within said thirty (30) day period, Landlord shall be deemed to have elected option (b). Notwithstanding the foregoing, if Landlord elects option (a), Tenant may rescind its request for consent or approval by giving written notice of such rescission within five (5) days after receipt of notice of Landlord=s election of option (a) and, in such event, Tenant=s request for consent or approval will be withdrawn and Landlord=s election of option (a) will be void and of no effect. The consent by Landlord to a particular Transfer shall not be deemed a consent to any other Transfer. If a Transfer occurs without the prior written consent of Landlord as provided herein, Landlord may nevertheless collect rent from the Transferee and apply the net amount collected to the Rent payable hereunder, but such collection and application shall not constitute a waiver of the provisions hereof or a release of Tenant from the further performance of its obligations hereunder.

                  . The following conditions shall automatically apply to each Transfer, without the necessity of same being stated or referred to in Landlord's written consent:

                           (a)  Tenant  shall  execute,  have  acknowledged  and
                  deliver to Landlord, and cause the Transferee to execute, have acknowledged and deliver to Landlord, an instrument in form and substance acceptable to Landlord in which (i) the Transferee adopts this Lease and agrees to perform, jointly and severally with Tenant, all of the obligations of Tenant hereunder, as to the space Transferred to it, (ii) the Transferee grants Landlord an express first and prior security interest in its personal property brought into the transferred space to secure its obligations to Landlord hereunder, (iii) Tenant subordinates to Landlord's statutory lien and security interest any liens, security interests or other rights which Tenant may claim with respect to any property of the Transferee, (iv) Tenant agrees with Landlord that, if the rent or other consideration due by the Transferee exceeds the Rent for the transferred space, then Tenant shall pay Landlord as Additional Rent hereunder all such excess Rent and other consideration immediately upon Tenant's receipt thereof, (v) Tenant and the Transferee agree to provide to Landlord, at their expense, direct access from a public corridor in the Building to the transferred space, (vi) the Transferee agrees to use and occupy the Transferred space solely for the purpose specified in Section 4 and otherwise in strict accordance with this Lease, and (vii) Tenant acknowledges that, notwithstanding the Transfer, Tenant remains directly and primarily liable for the performance of all the obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent), and Landlord shall be permitted to enforce this Lease against Tenant or the Transferee, or all of them, without prior demand upon or proceeding in any way against any other persons; and

                           (b) Tenant shall deliver to Landlord a counterpart of
                  all instruments relative to the Transfer executed by all parties to such transaction (except Landlord).

                           (c) If  Tenant  requests  Landlord  to  consent  to a
                  proposed Transfer, Tenant shall pay to Landlord, whether or not consent is given, Landlord's costs, including, without limitation, reasonable attorneys' fees incurred in connection with such request.

                  . Without in any way limiting the generality of the foregoing, Tenant shall not grant, place or suffer, or permit to be granted, placed or suffered, against the Complex or any portion thereof, any lien, security interest, pledge, conditional sale contract, claim, charge or encumbrance (whether constitutional, statutory, contractual or otherwise) and, if any of the aforesaid does arise or is asserted, Tenant will, promptly upon demand by Landlord and at Tenant's expense, cause the same to be released by payment of money or posting of a proper bond.

                  . If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. ' 101 et seq. (the ABankruptcy Code@), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the Estate of Tenant within the meaning of the Bankruptcy Code.

         . Tenant shall not make (or permit to be made) any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment) unless such change, addition or improvement (a) equals or exceeds the Building Standard and utilizes only new and first-grade materials, (b) is in conformity with all Legal Requirements, and is made after obtaining any required permits and licenses, (c) is made with the prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification and/or bonds requested by Landlord, including, without limitation, a performance and completion bond in such form and amount as may be satisfactory to Landlord to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify. All such alterations, improvements and additions (including all articles attached to the floor, wall or ceiling of the Premises) shall become the property of Landlord and shall, at Landlord's election, be (i) surrendered with the Premises as part thereof at the termination or expiration of the Term, without any payment, reimbursement or compensation therefor, or (ii) removed by Tenant, at Tenant's expense, with all damage caused by such removal repaired by Tenant. Tenant may remove Tenant's trade fixtures, office supplies, movable office furniture and equipment not attached to the Building, provided such removal is made prior to the expiration of the Term, no uncured Event of Default has occurred and Tenant promptly repairs all damage caused by such removal. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys' fees, which may arise out of, or be connected in any way with, any such change, addition or improvement. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

         .        PROHIBITED USES

                  . Tenant will not (a) use, occupy or permit the use or occupancy of the Complex or Premises for any purpose or in any manner which is or may be, directly or indirectly, violative of any Legal Requirement, or contrary to Building Rules and Regulations, or dangerous to life or property, or a public or private nuisance, or disrupt, obstruct or unreasonably annoy the owners or any other tenant of the Building or adjacent buildings, (b) keep or permit to be kept any substance in, or conduct or permit to be conducted any operation from, the Premises which might emit offensive odors or conditions into other portions of the Building, or make undue noise or create undue vibrations, (c) commit or permit to remain any waste to the Complex or Premises, (d) install or permit to remain any improvements to the Complex or Premises, window coverings or other items (other than window coverings which have first been approved by Landlord) which are visible from the outside of the Premises, or exceed the structural loads of floors or walls of the Building, or adversely affect the mechanical, plumbing or electrical systems of the Building, or affect the structural integrity of the Building in any way, (e) permit the occupancy of the Premises at any time during the Lease Term to exceed one person (including visitors) per two hundred (200) square feet Rentable Area of space in the Premises, (f) violate any recorded covenants, conditions or restrictions that now or later affect the Complex or Building, or (g) commit or permit to be committed any action or circumstance in or about the Complex or Building which, directly or indirectly, would or might justify any insurance carrier in cancelling or increasing the premium on the fire and extended coverage insurance policy maintained by Landlord on the Complex or Building or contents, and if any increase results from any act of Tenant, then Tenant shall pay such increase promptly upon demand therefor by Landlord.

                  . Without limiting the foregoing, Tenant shall not cause or permit any Hazardous Material (defined below) to be brought upon, kept or used in or about the Premises or Complex by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Materials on the Premises or Complex caused or permitted by Tenant results in contamination of the Premises or Complex, or if contamination of the Premises or Complex by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or Complex, damages for the loss or restriction on use of rentable or usable space or any amenity of the Premises or Complex, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys= fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord includes, without limitation, the obligation to reimburse Landlord for costs incurred in connection with any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision. Without limiting the foregoing, if the presence of any Hazardous Material in, on or about the Premises or Complex caused by or permitted by Tenant results in any contamination of the Premises or Complex, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or Complex to the condition existing prior to the introduction of any Hazardous Material; provided, however, that Landlord=s approval of such action shall first be obtained. AHazardous Material@ shall mean, in the broadest sense, any petroleum-based products, pesticides, paints, insolvents, polychlorinated, biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as a hazardous or toxic, or other similar term, by any federal, state or local environmental statute, regulation or ordinance affecting the Premises or Complex presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time.

                  . Tenant shall not, without Landlord=s prior written consent, use heat-generating machines, other than standard equipment or lighting, or machines other than normal fractional horsepower office machines, in the Premises that may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished to the Premises by Landlord.

         . Landlord, its employees, contractors, agents and representatives, shall have the right (and Landlord, for itself and such persons and firms, hereby reserves the right) to enter the Premises at all hours (a) to inspect, clean, maintain, repair, replace or alter the Premises or the Building, (b) to show the Premises to prospective purchasers (or, during the last twelve (12) months of the Term, to prospective tenants), (c) to determine whether Tenant is performing its obligations hereunder and, if it is not, to perform same at Landlord's option and Tenant's expense, or (d) for any other purpose deemed reasonable by Landlord. In an emergency, Landlord (and such persons and firms) may use any means to open any door into or in the Premises without any liability therefor. Entry into the Premises by Landlord or any other person or firm named in the first sentence of this Section 13 for any purpose permitted herein shall not constitute a trespass or an eviction (constructive or otherwise), or entitle Tenant to any abatement or reduction of Rent, or constitute grounds for any claim (and Tenant hereby waives any claim) for damages for any injury to or interference with Tenant's business, for loss of occupancy or quiet enjoyment, or for consequential damages.

         . If all of the Complex is Taken, or if so much of the Complex is Taken that, in Landlord's opinion, the remainder cannot be restored to an economically viable, quality office building, or if the awards payable to Landlord as a result of any Taking are, in Landlord's opinion, inadequate to restore the remainder to an economically viable, quality office building, Landlord may, at its election, exercisable by the giving of written notice to Tenant within sixty
(60) days after the date of the Taking, terminate this Lease as of the date of the Taking or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as a result of a Taking, Landlord shall restore the Premises remaining after the Taking to a Building Standard condition. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent and Tenant's Share shall be reduced in the proportion that the area of the Premises Taken or otherwise rendered untenantable bears to the area of the Premises just prior to the Taking. If any portion of Base Rent is abated under this Section 14, Landlord may elect to extend the expiration date of the Term for the period of the abatement. All awards, proceeds, compensation or other payments from or with respect to any Taking of the Complex or any portion thereof shall belong to Landlord, and Tenant hereby assigns to Landlord all of its right, title, interest and claim to same. Whether or not this Lease is terminated as a consequence of a Taking, all damages or compensation awarded for a partial or total Taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord. Tenant may assert a claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded on account of Tenant's moving and relocation expenses, and depreciation to and loss of Tenant's moveable personal property. Tenant shall have no claim against Landlord for the occurrence of any Taking, or for the termination of this Lease or a reduction in the Premises as a result of any Taking.

         .5.      CASUALTY

                  . Tenant shall give prompt written notice to Landlord of any casualty to the Complex of which Tenant is aware and any casualty to the Premises. If (a) the Complex or the Premises are totally destroyed, or (b) if the Complex or the Premises are partially destroyed but in Landlord's opinion they cannot be restored to an economically viable, quality office building, or (c) if the insurance proceeds payable to Landlord as a result of any casualty are, in Landlord's opinion, inadequate to restore the portion remaining to an economically viable, quality office building, or (d) if the damage or destruction occurs within twelve (12) months of the expiration of the Term, or (e) Landlord=s Mortgagee requires insurance proceeds be applied to pay or reduce indebtedness rather than repair the Premises, Landlord may, at its election exercisable by the giving of written notice to Tenant within sixty (60) days after the casualty, terminate this Lease as of the date of the casualty or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as a result of a casualty, Landlord shall (subject to Section 15.2) restore the Premises to a Building Standard condition. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent and Tenant's Share shall be reduced in the proportion that the area of the Premises remaining tenantable after the casualty bears to the area of the Premises just prior to the casualty. If any portion of Base Rent is abated under this Section 15.1, Landlord may elect to extend the expiration date of the Term for the period of the abatement. Except for abatement of Base Rent, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may Tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the Building. The proceeds of all insurance carried by Tenant on Tenant's furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage or to make any restoration or replacement of any furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant.

                  . Notwithstanding any provisions of this Lease to the contrary, if the Premises or the Complex are damaged or destroyed as a result of a casualty arising from the acts or omissions of Tenant, or any of Tenant's officers, directors, shareholders, partners, employees, contractors, agents, invitees or representatives, (a) Tenant's obligation to pay Rent and to perform its other obligations under this Lease shall not be abated, reduced or altered in any manner, (b) Landlord shall not be obligated to repair or restore the Premises or the Complex, and (c) subject to Section 17.2, Tenant shall be obligated, at Tenant's cost, to repair and restore the Premises or the Complex to the condition they were in just prior to the damage or destruction under the direction and supervision of, and to the satisfaction of, Landlord and any Landlord's Mortgagee.

         .6.      SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

                  . This Lease, Tenant's leasehold estate created hereby, and all of Tenant's rights, titles and interests hereunder and in and to the Premises are hereby made subject and subordinate to any Mortgage presently existing or hereafter placed upon all or any portion of the Complex, and to any and all renewals, extensions, modifications, consolidations and replacements of any Mortgage and all advances made or hereafter to be made on the security of any Mortgage. Notwithstanding the foregoing, Landlord and Landlord's Mortgagee may, at any time upon the giving of written notice to Tenant and without any compensation or consideration being payable to Tenant, make this Lease, and the aforesaid leasehold estate and rights, titles and interests, superior to any Mortgage. In order to confirm the subordination (or, at the election of Landlord or Landlord=s Mortgagee, the superiority of this Lease), upon the written request by Landlord or by Landlord's Mortgagee to Tenant, and within seven (7) days of the date of such request, and without any compensation or consideration being payable to Tenant, Tenant shall execute, have acknowledged and deliver a recordable instrument substantially in the form of Exhibit H hereto confirming that this Lease, Tenant's leasehold estate in the Premises and all of Tenant's rights, titles and interests hereunder are subject and subordinate (or, at the election of Landlord or Landlord's Mortgagee, superior) to the Mortgage benefiting Landlord's Mortgagee. Tenant=s failure to execute and deliver such instrument(s) shall constitute a default under this Lease.

                  . Upon the written request of any person or party succeeding to the interest of Landlord under this Lease, Tenant shall automatically become the tenant of and attorn to such successor in interest without any change in any of the terms of this Lease. No successor in interest shall be (a) bound by any payment of Rent for more than one month in advance, except payments of security for the performance by Tenant of Tenant's obligations under this Lease, or (b) subject to any offset, defense or damages arising out of a default or any obligations of any preceding Landlord. Neither Landlord's Mortgagee nor its successor in interest shall be bound by any amendment of this Lease entered into after Tenant has been given written notice of the name and address of Landlord's Mortgagee and without the written consent of Landlord's Mortgagee or such successor in interest. Any transferee or successor-in-interest shall not be liable for any acts, omissions or defaults of Landlord that occurred before the sale or conveyance, or the return of any security deposit except for deposits actually paid to the successor or transferee. Tenant agrees to give written notice of any default by Landlord to the holder of any Mortgage. Tenant further agrees that, before it exercises any rights or remedies under the Lease, the holder of any Mortgage or other successor-in-interest shall have the right, but not the obligation, to cure the default within the same time, if any, given to Landlord to cure the default, plus an additional thirty (30) days. The subordination,  attornment  and  mortgagee  protection  clauses of this
         Section 16 shall be self-operative and no further instruments of subordination, attornment or mortgagee protection need be required by any Landlord's Mortgagee or successor in interest thereto. Nevertheless, upon the written request therefor and without any compensation or consideration being payable to Tenant, Tenant agrees to execute, have acknowledged and deliver such instruments substantially in the form of Exhibit H hereto to confirm the same. Tenant shall from time to time, if so requested by Landlord and if doing so will not materially and adversely affect Tenant's economic interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Complex.

         .        INSURANCE

                    . Tenant shall obtain and maintain throughout the Term the following policies of insurance:

                           (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than One Million Dollars ($1,000,000) per occurrence, including, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Section 18;

                           (b) hazard  insurance  with  special  causes of loss,
                  including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property from time to time situated in or on the Premises;

                    (c) workers' compensation insurance satisfying Tenant's obligations under the workers' compensation laws of the State of Utah; and

                           (d) such other  policy or  policies of  insurance  as
                  Landlord may reasonably require or as Landlord is then requiring from one or more other tenants in the Building.

         Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord, and any other person specified from time to time by Landlord, as an additional insured; such property insurance shall name Landlord as a loss payee as Landlord's interests may appear; and both such liability and property insurance shall be with companies acceptable to Landlord, having a rating of not less than A:XII in the most recent issue of Best's Key Rating Guide, Property-Casualty. All liability policies maintained by Tenant shall contain a provision that Landlord and any other additional insured, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss sustained by Landlord and Landlord's agents and employees as a result of the acts or omissions of Tenant. Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry, and shall only be subject to such deductibles as may be approved in writing in advance by Landlord. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Complex, and against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of each other, or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, to the extent that such loss or damage is actually covered. Tenant shall cause all other occupants of the Premises claiming by, through or under Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in this Section and to obtain such waiver of subrogation rights endorsements. Any Landlord's Mortgagee may, at Landlord's option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee's endorsement to the policy concerned.

                  . Landlord and Tenant hereby waive all claims, rights of recovery and causes of action that either party or any party claiming by, through or under such party may now or hereafter have by subrogation or otherwise against the other party or against any of the other party's officers, directors, shareholders, partners or employees for any loss or damage that may occur to the Complex, the Premises, Tenant's improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or by reason of any other cause except gross negligence or willful misconduct (thus including simple negligence of the parties hereto or their officers, directors, shareholders, partners or employees), that could have been insured against under the terms of (a) in the case of Landlord, the standard fire and extended coverage insurance policies available in the state where the Complex is located at the time of the casualty, and (b) in the case of Tenant, the fire and extended coverage insurance policies required to be obtained and maintained under Section 17.1; provided, however, that the waiver set forth in this Section 17.2 shall not apply to any deductibles on insurance policies carried by Landlord or to any coinsurance penalty which Landlord might sustain. Landlord and Tenant shall cause an endorsement to be issued to their respective insurance policies recognizing this waiver of subrogation.

         . Subject to paragraph 17.2, Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys= fees and court costs, and including consequential damages, for injury to or death of any person or for damages to any property or for violation of law arising out of or in any manner connected with (i) the use, occupancy or enjoyment of the Premises and Complex by Tenant or Tenant=s agents, employees or contractors, or the clients and other invitees of Tenant, (ii) any work, activity or other thing allowed or suffered by Tenant or Tenant=s agents, employees or contractors to be done in or about the Premises or Complex, (iii) any breach or default in the performance of any obligation of Tenant under this Lease, and (iv) any negligent or otherwise tortious act or failure to act by Tenant or Tenant=s agents, employees or contractors on or about the Premises or Complex.

         . Landlord shall have no liability to Tenant, or to Tenant's officers, directors, shareholders, partners, employees, agents, contractors or invitees, for bodily injury, death, property damage, business interruption, loss of profits, loss of trade secrets or other direct or consequential damages occasioned by (a) the acts or omissions of any other tenant or such other tenant's officers, directors, shareholders, partners, employees, agents, contractors or other invitees within the Complex, (b) Force Majeure, (c) vandalism, theft, burglary and other criminal acts (other than those committed by Landlord and its employees), (d) water leakage, or (e) the repair, replacement, maintenance, damage, destruction or relocation of the Premises. Except to the extent that a final judgment of a court of competent jurisdiction establishes that an injury, loss, damage or destruction was proximately caused by Landlord=s fraud, willful act or violation of law, Tenant waives all claims against Landlord arising out of injury to or death of any person or loss of, injury or damage to, or destruction of any property of Tenant.

         . As security for Tenant's payment of Rent and performance of all of its other obligations under this Lease, Tenant hereby grants to Landlord a security interest in all property of Tenant now or hereafter placed in the Premises. Landlord, as secured party, shall be entitled to all of the rights, remedies and recourses afforded to a secured party under the Utah Uniform Commercial Code, which rights, remedies and recourses shall be cumulative of all other rights, remedies, recourses, liens and security interests afforded Landlord by law, equity or this Lease. Contemporaneously with the execution of this Lease, Tenant shall execute and deliver, as debtor, promptly upon request and without any compensation or consideration being payable to Tenant, such additional financing statement or statements as Landlord may request. However, Landlord may at any time file a copy of this Lease as a financing statement.

         . Landlord shall have the exclusive control over the Common Areas. Landlord may, from time to time, create different Common Areas, close or otherwise modify the Common Areas, and modify the Building Rules and Regulations with respect thereto.

         . Landlord retains the right and power, to be exercised reasonably and at Landlord's expense, to relocate Tenant within the Building to space which is comparable in size to the Premises and is suited to Tenant's use, and all terms of this Lease shall apply to the new space with equal force. Instances when the exercise of Landlord's right and power to relocate Tenant shall be deemed reasonable include, but shall not be limited to, instances where Landlord desires to consolidate the rentable area in the Building to provide Landlord's services more efficiently, or to provide contiguous vacant space for a prospective tenant. Landlord shall not be liable to Tenant for any claims arising in connection with a relocation permitted under this Section 22. The parties shall execute an amendment to this Lease stating the relocation of the Premises.

         . Provided Tenant has performed all its obligations under this Lease, Tenant shall and may peaceably and quietly have, hold, occupy, use and enjoy the Premises during the Term subject to the provisions of this Lease. Landlord shall warrant and forever defend Tenant's right to occupancy of the Premises against the claims of any and all persons whosoever lawfully claiming the same or any part thereof, by, through or under Landlord, but not otherwise, subject to the provisions of this Lease.

         .4.      DEFAULT BY TENANT

               . Each of the following occurrences shall constitute an Event of Default (herein so called):

                           (a) the failure of Tenant to pay Base Rent, Additional Rent or any other amount due under this Lease as and when due hereunder and the continuance of such failure for a period of ten (10) days after written notice from Landlord to Tenant specifying the failure; provided, however, after Landlord has given Tenant written notice pursuant to this clause 24.1(a) on two separate occasions within any twelve
                  (12) month period, Landlord shall not be required to give Tenant any further notice under this clause 24.1(a). Notwithstanding the foregoing, the obligation of Tenant to pay a late charge or interest pursuant to this Lease shall commence as of the due date of the Rent or other monetary obligation as provided in Section 5.7 above.

                           (b) the failure of Tenant to perform,  comply with or
                  observe any other agreement, obligation or undertaking of Tenant, or any other term, condition or provision in this Lease, and the continuance of such failure for a period of twenty (20) days after written notice from Landlord to Tenant specifying the failure;

                           (c) The  involuntary  transfer  by Tenant of Tenant=s
                  interest in this Lease or the voluntary attempt to or actual transfer of its interest in this Lease, without Landlord=s prior written consent;

                           (d) The  failure  of  Tenant  to  discharge  any lien
                  placed as a result of Tenant=s action or inaction upon the Premises or Building as set forth hereunder;

                           (e) The occurrence of a Net Tenant Delay,  as defined
                  in the Work Letter Agreement, of forty-five (45) calendar days or more;

                           (f) the  filing of a petition  by or  against  Tenant
                  (the term  "Tenant"  also  meaning,  for the  purpose  of this clause 24.1(d), any guarantor of the named Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding, (ii) seeking any relief under the
                  Bankruptcy Code or any similar debtor relief law, (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease, or (iv) to reorganize or modify Tenant's capital structure; and

                           (g) the admission by Tenant in writing that it cannot
                  meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

                  . Upon any Event of Default, Landlord may, at Landlord's option in its sole discretion, and in addition to all other rights, remedies and recourses afforded Landlord hereunder or by law or equity, do any one or more of the following:

                           (a) terminate this Lease by the giving of written notice to Tenant; reenter the Premises, repossess and enjoy the Premises and all Tenant Improvements; and recover from Tenant all of the following: (i) all Rent and other amounts accrued hereunder to the date of termination, (ii) all amounts due under Section 24.3, and (iii) liquidated damages in an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the prime lending rate (or equivalent rate, however denominated) in effect on the date of termination at the largest national bank in the state where the Complex is located, minus (B) the then-present fair rental value of the Premises for such period, similarly discounted, plus any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant=s failure to perform its obligations under this Lease or which would be likely to result therefrom, including, without limitation, attorneys= fees, brokers= commissions or finder=s fees;

                           (b) terminate Tenant's right to possession of the Premises without terminating this Lease by the giving of written notice to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 24.3, and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period. Reentry by Landlord in the Premises will not affect the obligations of Tenant hereunder for the unexpired Term. Landlord may bring action against Tenant to collect amounts due by Tenant on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term. If Landlord elects to proceed under this Section 24.2(b), it may at any time elect to terminate this Lease pursuant to
                  Section 24.2(a);

                           (c) without notice, alter any and all locks and other
                  security devices at the Premises without being obligated to deliver new keys to the Premises, unless Tenant has cured all Events of Default before Landlord has terminated this Lease under Section 24.2(a) or has entered into a lease to relet all or a portion of the Premises; and/or

                           (d) if an  Event  of  Default  specified  in  Section
                  24.1(c) occurs, Landlord may remove and store any property that remains on the Premises and, if Tenant does not claim such property within ten (10) days after Landlord has delivered  to Tenant  notice  of such  storage,  Landlord  may appropriate, sell, destroy or otherwise dispose of the property in question without notice to Tenant or any other person, and without any obligation to account for such property.

         The abandonment of the Premises by Tenant or the failure of Tenant to occupy the Premises or any significant portion thereof for a period of in excess of thirty (30) calendar days shall not constitute an Event of Default hereunder, but shall entitle Landlord, at its election, to terminate the Lease upon written notice to Tenant. The termination right of Landlord in such event shall be in addition to all other rights, remedies and recourses afforded Landlord hereunder or by law or equity upon the occurrence of an Event of Default. No taking possession of the Premises by Landlord shall be construed as Landlord=s acceptance of a surrender of the Premises by Tenant or an election of Landlord to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any leasing or subletting without termination of the Lease, Landlord may at any time thereafter elect to terminate the Lease for Tenant=s previous breach.

                  . Upon any Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and reasonable attorneys' fees, in (a) retaking or otherwise obtaining possession of the Premises, (b) removing and storing Tenant's or any other occupant's property, (c) constructing the Tenant Improvements or otherwise incurred in connection with the Tenant Improvement Allowance Items as defined in the Work Letter Agreement, (d) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants, (e) reletting all or any part of the Premises, (f) paying or performing the underlying obligation which Tenant failed to pay or perform, and (g) enforcing any of Landlord's rights, remedies or recourses arising as a consequence of the Event of Default.

                  . Upon termination of this Lease or upon termination of Tenant's right to possession of the Premises, Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different than the Term, rental concessions, and alterations to and improvements of the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the
         Premises  or  collect  rent  due with  respect  to such  reletting.  If
         Landlord relets the Premises, rent Landlord receives from such reletting shall be applied to the payment of: first, any indebtedness from Tenant to Landlord other than Rent (if any); second, all costs, including for maintenance and alterations, incurred by Landlord in reletting; and third, Rent due and unpaid. In no event shall Tenant be entitled to the excess of any rent obtained by reletting over the Rent herein reserved.

                  . Upon an Event of Default, Landlord may, but without obligation to do so and without thereby waiving or curing such Event of Default, pay or perform the underlying obligation for the account of Tenant, and enter the Premises and expend the Security Deposit and any other sums for such purpose.

                  . Provisions of this Lease may only be waived by the party entitled to the benefit of the provision evidencing the waiver in writing. Thus, neither the acceptance of Rent by Landlord following an Event of Default (whether known to Landlord or not), nor any other custom or practice followed in connection with this Lease, shall constitute a waiver by Landlord of such Event of Default or any other Event of Default. Further, the failure by Landlord to complain of any action or inaction by Tenant, or to assert that any action or inaction by Tenant constitutes (or would constitute, with the giving of notice and the passage of time) an Event of Default, regardless of how long such failure continues, shall not extinguish, waive or in any way diminish the rights, remedies and recourses of Landlord with respect to such action or inaction. No waiver by Landlord of any provision of this Lease or of any breach by Tenant of any obligation of Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision hereof. Landlord's consent to any act by Tenant requiring Landlord's consent shall not be deemed to render unnecessary the obtaining of Landlord's consent to any subsequent act of Tenant. No act or omission by Landlord (other than Landlord's execution of a document acknowledging such surrender) or Landlord's agents, including the delivery of the keys to the Premises, shall constitute an acceptance of a surrender of the Premises.

         . Landlord shall not be in default under this Lease, and Tenant shall not be entitled to exercise any right, remedy or recourse against Landlord or otherwise as a consequence of any alleged default by Landlord under this Lease, unless Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant gives Landlord and (provided that Tenant shall have been given the name and address of Landlord's Mortgagee) Landlord's Mortgagee written notice thereof specifying, with reasonable particularity, the nature of Landlord's failure. If, however, the failure cannot reasonably be cured within the thirty (30) day period, Landlord shall not be in default hereunder if Landlord or Landlord's Mortgagee commences to cure the failure within the thirty (30) days and thereafter pursues the curing of same diligently to completion. If Tenant recovers a money judgment against Landlord for Landlord's default of its obligations hereunder or otherwise, the judgment shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be satisfied only out of the interest of Landlord in the Complex as the same may then be encumbered, and Landlord shall not otherwise be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Complex. The foregoing shall not limit any right that Tenant might have to obtain specific performance of Landlord's obligations hereunder.

         . Upon the expiration or termination of the Term for whatever cause, or upon the exercise by Landlord of its right to reenter the Premises without terminating this Lease, Tenant shall immediately, quietly and peaceably surrender to Landlord possession of the Premises in "broom clean" and good order, condition and repair, except only for ordinary wear and tear, damage by casualty not covered by Section 15.2 and repairs to be made by Landlord pursuant to Section 15.1. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant, and to restore the Premises to their condition on the date of this Lease. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. Tenant shall not be released from Tenant's obligations under this Lease in connection with surrender of the Premises until Landlord has inspected the Premises and delivered to Tenant a written release. While Tenant remains in possession of the Premises after such expiration, termination or exercise by Landlord of its reentry right, Tenant shall be deemed to be occupying the Premises as a tenant-at-sufferance, subject to all of the obligations of Tenant under this Lease, except that the daily Rent shall be one hundred fifty percent (150%) of the per-day Rent in effect immediately before such expiration, termination or exercise by Landlord. No such holding over shall extend the Term. If Tenant fails to surrender possession of the Premises in the condition herein required, Landlord may, at Tenant's expense, restore the Premises to such condition.

         .7.      MISCELLANEOUS

                  . The obligations of Tenant to pay Rent and to perform the other undertakings of Tenant hereunder constitute independent unconditional obligations to be performed at the times specified hereunder, regardless of any breach or default by Landlord hereunder. Tenant shall have no right, and Tenant hereby waives and relinquishes all rights which Tenant might otherwise have, to claim any nature of lien against the Complex or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord by Tenant.

                  . Time is of the essence with respect to each date or time specified in this Lease by which an event is to occur.

                  . This Lease shall be governed by, and construed in accordance with, the laws of the State of Utah. All monetary and other obligations of Landlord and Tenant are performable in the county where the Complex is located.

                  . Landlord shall have the right to assign without notice or consent, in whole or in part, any or all of its rights, titles or interests in and to the Complex or this Lease and, upon any such assignment, Landlord shall be relieved of all unaccrued liabilities and obligations hereunder to the extent of the interest so assigned.

                  . From time to time at the request of Landlord or Landlord's Mortgagee, Tenant will within seven (7) calendar days, and without compensation or consideration execute, have acknowledged and deliver a certificate substantially in the form of Exhibit H hereto, setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date, expiration date and other Lease information; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (f) whether within the knowledge of Tenant there are any existing breaches or defaults by Landlord hereunder and, if so, stating the defaults with reasonable particularity; (g) the amount of advance Rent, if any (or none if such is the case), paid by Tenant; (h) the date to which Rent has been paid; (i) the amount of the Security Deposit; and (j) such other information as Landlord or Landlord's Mortgagee may request. Landlord's Mortgagee and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant. Tenant shall, within twenty (20) calendar days after Landlord's request, furnish to Landlord current financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct.

                  . Landlord may, from time to time at its discretion, place any and all signs anywhere in the Complex, and may change the name and street address of the Complex. Tenant shall not, without Landlord=s prior written consent, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant from the Premises.

                  . All notices and other communications given pursuant to this Lease shall be in writing and shall either be sent by overnight courier or mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, and addressed as set forth in Section AG@ of the Basic Lease Information, or delivered in person to the intended addressee. Notice sent by overnight courier shall become effective one (1) business day after being sent. Notice mailed in the aforesaid manner shall become effective three (3) business days after deposit. Notice given in any other manner, and any notice given to Landlord, shall be effective only upon receipt by the intended addressee. Notwithstanding the foregoing, after the Commencement Date, notice may also be given at the following addresses:
         (a) for Landlord, at the Building Manager=s office in the Building, and
         (b) for Tenant, the Premises. Each party shall have the continuing right to change its address for notice hereunder by the giving of fifteen (15) days' prior written notice to the other party in accordance with this Section 27.7.

                  . This Lease constitutes the entire agreement between Landlord and Tenant relating to the subject matter hereof, and all prior agreements relative hereto which are not contained herein are terminated. This Lease may be amended only by a written document duly executed by Landlord and Tenant (and, if a Mortgage is then in effect, by the Landlord's Mortgagee entitled to the benefits thereof), and any alleged amendment which is not so documented shall not be effective as to either party. The provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns; provided, however, that this
         Section 27.8 shall not negate, diminish or alter the restrictions on Transfers applicable to Tenant set forth elsewhere in this Lease.

                  . This Lease is intended to be performed in accordance with and only to the extent permitted by all Legal Requirements. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

                  . As the context of this Lease may require, pronouns shall include natural persons and legal entities of every kind and character, the singular number shall include the plural, and the neuter shall include the masculine and the feminine gender. Section headings in this Lease are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define any section hereof. Whenever the terms "hereof," "hereby," "herein," "hereunder" or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Section" shall be construed as referring to the indicated section of this Lease.

                  . In the event either party commences a legal proceeding to enforce any of the terms of this Lease, the prevailing party in such action shall have the right to recover reasonable attorneys' fees and costs from the other party, to be fixed by the court in the same action. "Legal proceedings" includes appeals from a lower court judgment as well as proceedings in the Federal Bankruptcy Court ("Bankruptcy Court"), whether or not they are adversary proceedings or contested matters. The "prevailing party" (i) as used in the context of proceedings in the Bankruptcy Court means the prevailing party in an adversary proceeding or contested matter, or any other actions taken by the non-bankrupt party which are reasonably necessary to protect its rights under this Lease, and (ii) as used in the context of proceedings in any court other than the Bankruptcy Court means the party that prevails in obtaining a remedy or relief which most nearly reflects the remedy or relief which the party sought.

                  . Tenant and Landlord hereby warrant and represent unto the other that it has not incurred or authorized any brokerage commission, finder's fees or similar payments in connection with this Lease, other than that which is due pursuant to a separate written agreement between the Landlord and Landlord=s agents and subagents. Each party shall defend, indemnify and hold the other harmless from and against any claim for brokerage commission, finder's fees or similar payment arising by virtue of authorization of such party, or any Affiliate of such party, in connection with this Lease.

                  . Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the lesser of ten percent (10%) per annum or the maximum rate allowed by law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default in payment.

                  . Each person executing this Lease on behalf of Tenant represents that (a) Tenant is a duly organized and existing legal entity, in good standing in the State of Utah, (b) Tenant has full right and authority to execute, deliver and perform this Lease, (c) this Lease is binding upon and enforceable against Tenant in accordance with its terms, (d) the person executing and delivering this Lease on behalf of Tenant was duly authorized to do so, and (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant.

                  . Neither this Lease (including any Exhibit hereto) nor any memorandum hereof shall be recorded without the prior written consent of Landlord.

               . All Exhibits and written addenda hereto are incorporated herein for any and all purposes.

                  . This Lease may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

                  . The indemnity obligations of Tenant contained in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (a) the last day permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed, or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and any compromise thereof or judgment or award thereon is paid in full. Payment shall not be a condition precedent to recovery upon any indemnification provision contained herein.

                  . Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition. Venue on any action arising out of this Lease shall be proper only in the District Court of Salt Lake County, State of Utah. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the Premises. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord and Landlord has duly executed and delivered one of those duplicate original copies to Tenant.
         EXECUTED as of the date and year above first written.

TENANT ACKNOWLEDGES THAT LANDLORD HAS MADE NO WARRANTIES TO TENANT, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE.

                           TENANT:  MRS. FIELDS= ORIGINAL COOKIES, INC.,
                             a Delaware corporation


                                                By:

                                                Name:

                                                Title:
                                                January 18, 1998


               LANDLORD:  2855  E.  COTTONWOOD  PARKWAY,  L.C.,  a Utah  limited liability company, by its following Managing Member

               COTTONWOOD  CORPORATE  CENTER,  L.C.,  a Utah  limited  liability company, by its following member

               C&E HOLDINGS PARTNERSHIP, a Utah general partnership, by its Managing General Partner

               COTTONWOOD  EQUITIES,  LTD.,  a  Texas  limited  partnership,  by
                    Cottonwood Realty Services, L.L.C., its general partner


               By:  JOHN  L.  WEST,  Managing  Director   S:\INVEST\CCC\Building
                    11\Leases\Mrs. Fields\Mrs. Fields lease.wpd

                                    EXHIBIT A

                            GLOSSARY OF DEFINED TERMS



a. "Addendum" shall mean all the addenda, exhibits and attachments, if any, attached to the Lease or to any exhibit to the Lease. All addenda are by definition incorporated into the Lease Agreement. Unless otherwise specifically provided, terms and phrases in any Addendum shall have the meaning of such terms and phrases as provided in the Lease Agreement and this Glossary of Defined Terms.

b. "Affiliate" shall mean a person or party who or which controls, is controlled by or is under common control with, another person or party.

     c. "Building" shall mean that certain office building and garage structure constructed on the Land, the -------- street address of which is 2855 E. Cottonwood Parkway, Salt Lake County, Utah. The term "Building" shall include, without limitation, all fixtures and appurtenances in and to the aforesaid structure, including specifically but without limitation all above-grade walkways and all electrical, mechanical, plumbing, security, elevator, boiler, HVAC, telephone, water, gas, storm sewer, sanitary sewer and all other utility systems and connections, all life support systems, sprinklers, smoke detection and other fire protection systems, and all equipment, machinery, shafts, flues, piping, wiring, ducts, duct work, panels, instrumentation and other appurtenances relating thereto.

d. "Building Operating Hours" shall mean 7:30 a.m. to 6:00 p.m. Monday through Friday, and Saturday 8:00 a.m. to 1:00 p.m., exclusive of Sundays and Holidays.

e. "Building Rules and Regulations" shall mean the rules and regulations governing the Complex promulgated by Landlord from time to time. The current Building Rules and Regulations maintained by Landlord are attached as Exhibit C hereto.

f. "Building Standard", when applied to an item, shall mean such item as has been designated by Landlord (orally or in writing) as generally applicable throughout the leased portions of the Building, as more fully set forth on Exhibit D2 hereto.

     g. "Commencement Date" shall mean the date of the commencement of the Term as determined pursuant to Section 6.3.

h. "Common Areas" shall mean all areas and facilities within the Complex which have been constructed and are being maintained by Landlord for the common, general, nonexclusive use of all tenants in the Building, as revised from time to time in Landlord=s discretion, and shall include rest rooms, lobbies, corridors, service areas, elevators, stairs and stairwells, the Parking Facility, driveways, loading areas, ramps, walkways and landscaped areas.

     i. "Complex" shall mean the Land and all improvements thereon, including the Building and the Parking Facility.

j. "Fiscal Year" shall mean each fiscal year (or portion thereof) as designated by Landlord, in which any portion of the Lease Term falls, through and including the Fiscal Year in which the Lease Term expires. The Fiscal Year currently commences on January 1; however, Landlord may change the Fiscal Year at any time or times.

k. "Force Majeure" shall mean the occurrence of any event which hinders, prevents or delays the performance by Landlord of any of its obligations hereunder and which is beyond the reasonable control of Landlord.

l. "Holidays" shall mean (a) New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, (b) other days on which national or state banks located in the state where the Complex is located must or may close for ordinary operations, and (c) other days which are commonly observed as Holidays by the majority of tenants of the Building. If the Holiday occurs on a Saturday or Sunday, the Friday preceding or the Monday following may, at Landlord's discretion, be observed as a Holiday.

     m. "HVAC" shall mean the heating, ventilation and air conditioning systems in the Building.

     n. "Impositions" shall mean (a) all real estate, personal property, rental, water, sewer, transit, use, ----------- occupancy and other taxes, assessments, charges, excises and levies (including any interest, costs or penalties with respect thereto), general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which are assessed, levied, charged or imposed upon or with respect to the Complex, or any portion thereof, or the sidewalks, streets or alleyways adjacent thereto, or the ownership, use, occupancy or enjoyment thereof (including but not limited to mortgage taxes and other taxes and assessments passed on to Landlord by Landlord's Mortgagee), and (b) all charges for any easement, license, permit or agreement maintained for the benefit of the Complex. "Impositions" shall not include income taxes, estate and inheritance taxes, excess profit taxes, franchise taxes, taxes imposed on or measured by the income of Landlord from the operation of the Complex, and taxes imposed on account of the transfer of ownership of the Complex or the Land. If any or all of the Impositions shall be discontinued and, in substitution therefor, taxes, assessments, charges, excises or impositions shall be assessed, levied, charged or imposed wholly or partially on the Rents received or payable hereunder (a "Substitute
     Imposition"), then the Substitute Imposition shall be ---------------------- deemed to be included within the term "Impositions."

     o. "Land" shall mean the real property on which the Building is constructed and which is further described in Exhibit E hereto.

p. "Landlord=s Consent or Landlord=s Approval" as used in this Agreement, shall mean the prior written consent or written approval of Landlord to the particular item or request. Where provided in the Lease, the Landlord=s consent or approval shall be determined in Landlord=s sole discretion, but shall otherwise not be unreasonably withheld.

q.       "Landlord's  Mortgagee"  shall mean the mortgagee of any mortgage,  the beneficiary of any deed of trust, the pledgee of any pledge, the secured party of any security interest, the assignee of any assignment and the transferee of any other instrument of transfer (including the ground lessor of any ground lease on the Land) now or hereafter in existence on all or any portion of the Complex, and their successors, assigns and purchasers. "Mortgage" shall mean any such mortgage, deed of trust, pledge, security agreement, assignment or transfer instrument, including all renewals, extensions and rearrangements thereof and of all debts secured thereby.

r. "Landlord's Work" shall mean all improvements, components, assemblies, installations, finish, labor, materials and services that Landlord is required to furnish, install, perform, provide or apply to the Premises as specified in the Work Letter Agreement.

s.       "Legal  Requirements"  shall mean any and all (a)  judicial  decisions, orders, injunctions, writs, statutes, rulings, rules, regulations, promulgations, directives, permits, certificates or ordinances of any governmental authority in any way applicable to Tenant or the Complex, including but not limited to the Building Rules and Regulations, zoning, environmental and utility conservation matters, (b)
         requirements  imposed on  Landlord  by any  Landlord's  Mortgagee,  (c)
         insurance requirements, and (d) other documents, instruments or agreements (written or oral) relating to the Complex or to which the Complex may be bound or encumbered.

t. "Parking Facility" shall mean (a) any parking garage and any other parking lot or facility adjacent to or in the Complex servicing the Building, and (b) any parking area, open or covered, leased by Landlord to service the Building.

u. "Permitted Use" means lawful, general business office purposes only, and no other purpose, in strict compliance with the Building Rules and Regulations from time to time in effect and all other Legal Requirements.

v. "Premises" shall mean the area leased by Tenant pursuant to this Lease as outlined on the floor plan drawing attached as Exhibit B hereto and all other space added to the Premises pursuant to the terms of this Lease. The Premises includes the space between the interior surface of the walls and the top surface of the floor slab of the outlined area and the finished surface of the ceiling immediately above.

w. "Rentable Area" shall mean the Rentable Area of the Premises and the Rentable Area of the Building as stated in Section AA@ of the Summary of Basic Lease Information.

x. "Rent" shall mean Base Rent, Additional Rent, the parking charge called for in Section 5.4 and all other amounts provided for under this Lease to be paid by Tenant, whether as Additional Rent or otherwise. "Base Rent" shall mean the base rent specified in Section 5.1 as adjusted in accordance with Section 5.2. "Base Rent Adjustment" shall mean the increase in the annual Base Rent as set forth in Section 5.2. "Additional Rent" shall mean the additional rent specified in Section 5.3.

     y. "Security Deposit" means the amount stated in Section AF@ of the Summary of Basic Lease Information.

z. ASubstantial Completion@ shall mean the completion of construction upon the Premises of the Tenant Improvements pursuant to the approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture or equipment to be installed by Tenant or under the supervision of Tenant.

     aa. "Taking" or "Taken" shall mean the actual or constructive condemnation, or the actual or constructive acquisition by or under threat of condemnation, eminent domain or similar proceeding, by or at the direction of any governmental authority or agency.

     bb. "Tenant's Share" shall mean the percentage of Operating Expenses to be paid by Tenant in accordance with the provisions of the Lease. "Tenant's Share" may be adjusted by Landlord from time to time to reflect adjustments to the then-current Rentable Area of the Building or the Premises. Landlord and Tenant stipulate that "Tenant's Share" shall initially mean the percentage stated in Section AD@ of the Summary of Basic Lease Information.

     cc. "Transfer" shall mean (a) an assignment (direct or indirect, absolute or conditional, by operation of -------- law or otherwise) by Tenant of all or any portion of Tenant's interest in this Lease or the leasehold estate created hereby, (b) a sublease of all or any portion of the Premises, or
     (c) the grant or conveyance by Tenant of any concession or license within the Premises. If Tenant is a corporation, then any transfer of this Lease by merger, consolidation or dissolution, or by any change in ownership or power to vote a majority of the voting stock (being the shares of stock regularly entitled to vote for the election of directors) in Tenant outstanding at the time of execution of this Lease shall constitute a Transfer. If Tenant is a partnership having one or more corporations as general partners, the preceding sentence shall apply to each corporation as if the corporation alone had been the Tenant hereunder. If Tenant is a general or limited partnership, joint venture or other form of association, the Transfer of a majority of the ownership interests therein shall constitute a Transfer. "Transferee" ---------- shall mean the assignee, sublessee, pledgee, concessionaire, licensee or other transferee of all or any portion of Tenant's interest in this Lease, the leasehold estate created hereby or the Premises.

     dd. "Work Letter Agreement" shall mean the agreement, if any, attached as Exhibit D hereto between Landlord and Tenant for the construction of improvements in the Premises.

                                    EXHIBIT B

                                    PREMISES



                       Attach floor plan of the Premises.

                                    EXHIBIT C

                              RULES AND REGULATIONS


                  Tenant shall comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of these Rules and Regulations by Tenant, any other tenant, or any visitor, licensee, agent, or other person or entity.

         1. Security; Admission to Building. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the Building, or any equipment, finishings or contents of the Building, and each tenant shall comply with such systems and procedures. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building.

         2. Conduct and Exclusion or Expulsion. Tenant's employees, visitors, and licensees shall not loiter in or interfere with the use of the Parking Facility or the Complex's driveway or parking areas, nor consume alcohol in the Common Areas of the Complex or the Parking Facility. The sidewalks, halls, passages, exits, entrances, elevators, escalators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord may control and prevent access to them by all persons whose presence, in the reasonable judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the Building and its tenants. In determining whether access will be denied, Landlord may consider attire worn by a person and its appropriateness for an office building, whether shoes are being worn, use of profanity, either verbally or on clothing, actions of a person (including without limitation spitting, verbal abusiveness, and the like), and such other matters as Landlord may reasonably consider appropriate.

         3. Signs, Notices and Decorations. No sign, placard, picture, decoration, name, advertisement or notice (collectively AMaterial@) visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. All approved signs or lettering will be printed, painted, affixed or inscribed at the expense of the tenant desiring such by a person approved by Landlord. Material visible from outside the Building will not be permitted. Landlord may remove such Material without any liability, and may charge the expense incurred by such removal to the tenant in question.

         4. Curtains and Decorations. No awnings, curtains, draperies, blinds, shutters, shades, screens, or other coverings, hangings or decorations will be attached to, hung or placed in, or used in connection with any window of the Building or the Premises without Landlord=s prior written consent.

         5. Non-obstruction of Light. The sashes, sash doors, skylights, windows, heating, ventilating, and air conditioning vents and doors that reflect or admit light and air into the halls, passageways, tenant premises, or other public places in the Building shall not be covered or obstructed by any tenant, nor will any bottles, parcels or other articles or decorations be placed on any window sills.

         6. Showcases. No showcases or other articles will be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.

         7. Cooking; Use of Premises for Improper Purposes. No tenant will permit its Premises to be used for lodging or sleeping. No cooking will be done or permitted by any tenant on its Premises, except in areas of the Premises which are specially constructed for cooking as specifically provided in working drawings approved by Landlord, so long as such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules and regulations. Microwave ovens and other Underwriters= Laboratory (UL)Bapproved equipment may be used in the Premises for heating food and brewing coffee, tea, and similar beverages for employees and visitors. The Premises shall not be used for the storage of merchandise or for any improper, reasonably objectionable, or immoral purpose.

         8. Janitorial Service. No tenant will employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the premises, unless otherwise agreed by Landlord in writing. If any tenant's actions result in any increased expense for any required cleaning, Landlord may assess such tenant for such expenses. Janitorial service will not be furnished on nights to offices which are occupied after business hours on those nights unless, by prior written agreement of Landlord, service is extended to a later hour for specifically designated offices.

         9. Use of Restrooms. The toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other foreign substances will be thrown in them. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, have caused the damage.

         10. Defacement of Premises or Building. No tenant will deface any part of the Premises or the Building. Without the prior written consent of Landlord, no tenant will lay linoleum or other similar floor covering so that it comes in direct contact with the floor of such tenant's premises. If linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt will be first affixed to the floor by a paste or other material soluble in water. The use of cement or other similar adhesive material is expressly prohibited. Except as permitted by Landlord by prior written consent, Tenant shall not mark on, paint signs on, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant. Pictures or diplomas shall be hung on tacks or small nails; Tenant shall not use adhesive hooks for such purposes.

         11. Locks; Keys. No tenant will alter, change, replace or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent or employee will retain a master key to all door locks on the Premises. Any new door locks required by a tenant or any change in keying of existing locks will be installed or changed by Landlord following such tenant's written request to Landlord and will be at such tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's master key. Landlord will furnish to each tenant, free of charge, two (2) keys to each door lock on its premises, and two (2) Building access cards. Landlord will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord all keys and access cards for the Premises and Building which have been furnished to such tenant. Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

         12. Furniture, Freight and Equipment. No furniture, freight, packages, merchandise, or equipment of any kind may be brought into the Building or carried up or down in the elevators, except between those hours and in that specific elevator designated by Landlord or otherwise upon consent of the Landlord, without prior notice to and consent of Landlord. Landlord may at any time restrict the elevators and areas of the Building into which deliveries or messengers may enter. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move Tenant's equipment, material, furniture or other property in or out of the Building must be acceptable to Landlord; such persons must be a locally recognized professional mover whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole opinion, to cover all personal liability, theft or damage to the Building, including without limitation floor coverings, doors, walls, elevators, stairs, foliage and landscaping. All moving operations will be conducted at such times and in such a manner as Landlord may direct, and all moving will take place during nonbusiness hours unless Landlord otherwise agrees in writing. The moving tenant shall be responsible for the provision of Building security during all moving operations, and shall be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord may prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to distribute the weight properly. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of the moving tenant. Landlord may inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord.

         13. Inflammable or Combustible Fluids or Materials; Noninterference of Others. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, inflammable, combustible or explosive fluid or material, or chemical substance other than limited quantities of them reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in the normal operation of the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not waste electricity, water, or air conditioning and shall cooperate fully with Landlord to insure the most effective operation of the Building=s heating and air conditioning system. No tenant will keep any firearms within the Premises. No tenant will use or keep, or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in any manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor interfere in any way with other tenants or those having business in the Building.

         14. Address of Building. Landlord may, without notice and without liability to any tenant, change the name and street address of the Building.

         15. Use of Building Name or Likeness. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a Building for offices and, upon written notice from Landlord, Tenant will discontinue such advertising.

         16. Animals, Birds and Vehicles. Tenant will not bring any animals or birds into the Premises or Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building, except in areas designated from time to time by Landlord for such purposes.

         17. Off-Hour Access. All persons entering or leaving the Building at any time other than the Building's business hours shall comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord may limit or restrict access to the Building during such periods and shall not be liable for any error with regard to the admission or exclusion of any person.

         18. Disposal of Trash. Each tenant will store all its trash and garbage within its premises. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate. No furniture, appliances, equipment or flammable products of any type may be disposed of in the Building trash receptacles.

         19. Disturbance of Tenants. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building or Parking Facility are prohibited, and each tenant will cooperate to prevent same.

         20. Doors to Public Corridors. Each tenant shall keep the doors of the Premises closed and locked, and shall shut off all water faucets, water apparatus, and utilities before tenant or tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall be liable for all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants will keep the doors to the Building corridors closed at all times except for ingress and egress.

         21. Concessions. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, install or permit the installation or use of any machine or equipment for dispensing food or beverage in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises, without the prior written approval of Landlord and only in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverage within the Building or to use the public areas of the Building for that purpose.

         22. Telecommunication and Other Wires. Tenant may not introduce Telecommunication wires or other wires into the Premises without first obtaining Landlord=s approval of the method and location of such introduction.

         23. Rules Changes; Waivers. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations or to make any additional reasonable Rules and Regulations that, in Landlord=s judgment, may be necessary or helpful for the management, safety or cleanliness of the Premises or Building; the preservation of good order; or the convenience of occupants and tenants of the Building generally. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant. No waiver by Landlord shall be construed as a waiver of those Rules and Regulations in favor of any other tenant, and no waiver shall prevent Landlord from enforcing those Rules and Regulations against a tenant or any other tenant in the future. Tenant shall be considered to have read these Rules and Regulations and to have agreed to abide by them as a condition of Tenant=s occupancy of the Premises.

                                    EXHIBIT D

                              WORK LETTER AGREEMENT


         This Work Letter Agreement is attached to and made a part of the Lease. All terms used in this Work Letter Agreement which have been defined in the Lease have the same meaning as set forth in the Lease. This Work Letter Agreement shall set forth the terms and conditions relating to the construction of Tenant Improvements in the Premises.

II.      Landlord and Tenant Construction Obligations

         A. Space Plan Preparation. Tenant shall assist and fully cooperate with the space planner/architect (the ASpace Planner@) designated by Landlord to prepare a detailed space plan (ASpace Plan@) containing all information listed in Section II of this Work Letter Agreement for all tenant improvements ("Tenant Improvements") proposed by Tenant in the Premises. The Space Plan shall be delivered to Landlord on or before the date specified in the Summary of Basic Lease Information, Section AH.@ If the Space Plan is not delivered by the date listed above, then each calendar day of delay in delivery shall constitute one day of "Tenant Delay" hereunder.

         B. Space Plan Approval and Tenant Improvement Allowance. Landlord will review the Space Plan upon receipt from Tenant and shall thereafter meet with Tenant and advise Tenant as to the matters set forth in this Section IB below. In connection with construction of the Tenant Improvements, and as limited hereby, Tenant shall be entitled to a one-time maximum tenant improvement allowance (the ATenant Improvement Allowance@) in the amount specified in the Summary of Basic Lease Information, Section AH@ for the costs relating to the design, modification and construction of the Tenant Improvements as provided herein. In addition, Tenant shall have a Tenant Moving Allowance (the ATenant Moving Allowance@) in the amount specified in the Summary of Basic Lease Information, Section AH@ for the cost of moving expenses and the cost of furniture, fixtures and equipment for the Premises actually incurred by Tenant during the period beginning upon execution of the Lease until sixty (60) days following the Commencement Date. No portion of the Tenant Improvement Allowance can be applied to, or utilized for, Tenant moving expenses or Tenant furniture, fixtures and equipment and Tenant shall not be entitled to a credit for any amounts of the Tenant Improvement Allowance not applied to the cost of the Tenant Improvements. No portion of the Tenant Moving Allowance can be applied to, or utilized for, the cost of the Tenant Improvements and Tenant shall not be entitled to a credit for any amounts of the Tenant Moving Allowance not applied to moving expenses or Tenant furniture, fixtures and equipment as set forth hereinabove.

         The Tenant Improvement Allowance shall be disbursed by Landlord (pursuant to Landlord=s disbursement process) for the following items, each of which shall be applied against and reduce the Tenant Improvement Allowance: (i) the cost of materials, labor and other costs related to the construction of the Tenant Improvements, (ii) the cost of preparation and one modification of the Space Plan at a fee of seventeen cents ($.17) per usable square foot of the Premises, together with additional charges for any additional modifications,
(iii) the cost of the preparation of construction plans or Working Drawings at a fee of fifty-two cents ($.52) per usable square foot of the Premises, together with additional charges for any additional modifications, (iv) a construction management and administration fee of fifty cents ($.50) per usable square foot of the Premises, (v) the cost of providing and installing Tenant=s name and suite number adjacent to Tenant=s entry door, and (vi) payment of architectural and engineering fees associated with the Space Plan and Working Drawings not otherwise included within the items specified above (collectively the ATenant Improvement Allowance Items@). In no event shall Landlord be obligated to make disbursements for Tenant Improvements pursuant to this Work Letter Agreement in excess of the Tenant Improvement Allowance, plus sums paid by Tenant in accordance with the Pricing Agreement Letter (defined below).

         If the Landlord determines that the Space Plan does not conform to the requirements of Section II below, or Tenant determines that the estimated costs of Tenant Improvements which are in excess of the Tenant Improvement Allowance are not within the scope of its budget, the Space Plan will be returned to Tenant for review by Tenant with the Space Planner and for corrections or revisions. The cost of any correction or revision to the Space Plan subsequent to execution of the Lease by Tenant shall be included within the Tenant Improvement Allowance and borne by Tenant. Tenant will deliver a corrected Space Plan within the scope of its budget to Landlord no later than ten (10) calendar days after the initial proposed Space Plan has been returned to Tenant. Each calendar day after the day the initial proposed Space Plan is returned to Tenant until a revised and corrected Space Plan is redelivered to Landlord shall constitute one day of Tenant Delay. This process will be repeated, as required, until mutual approval of Tenant=s Space Plan and estimated Tenant Improvement costs. Upon approval of the final Space Plan and estimated Tenant Improvement costs, Tenant will notify Landlord in writing of such approval and that the preparation of working drawings may commence.
         C. Preparation of Working Drawings. Upon final approval of the Space Plan and estimated Tenant Improvement costs, Landlord shall direct the Space Planner to prepare working drawings (AWorking Drawings@) based on the approved Space Plan. When prepared, the Working Drawings consistent with the Space Plan shall be delivered by the Space Planner to the Tenant for approval. If the Tenant fails to deliver the Working Drawings, together with its written approval thereof, to the Landlord within ten (10) calendar days after delivery of the Working Drawings by the Space Planner to Tenant, then each day of delay in delivery of the approved Working Drawings shall constitute one day of Tenant Delay.

         D. Pricing Agreement Letter. Upon receipt of Working Drawings approved by Tenant, Landlord shall price the cost of the Tenant Improvements in accordance with the Working Drawings, and furnish Tenant a Pricing Agreement Letter in the form of Exhibit D1 hereto (APricing Agreement Letter@) within fourteen (14) calendar days from the receipt of approved Working Drawings. The Pricing Agreement Letter shall provide for the Tenant Improvement Allowance to be paid by the Landlord and all Tenant Improvement costs in excess of the Tenant Improvement Allowance to be paid by the Tenant. If a Pricing Agreement Letter is not delivered to Tenant on or before such date, then each day of delay in delivery shall constitute one day of "Landlord Delay" hereunder; provided, however, that if a Pricing Agreement Letter cannot be delivered within fourteen
(14) calendar  days due to the  complexity  or amount of Above  Standard  Tenant
Improvements, Landlord shall so notify Tenant, and any delay associated therewith shall not constitute a Landlord Delay.

         E. Tenant Approval of Pricing Agreement Letter. Tenant shall promptly review the Pricing Agreement Letter and shall approve, execute and return same to Landlord within ten (10) calendar days after delivery thereof to Tenant. If the Tenant fails to execute and deliver the Pricing Agreement Letter within said ten (10) calendar day period, then each day of delay in delivery shall constitute one day of Tenant Delay. The Pricing Agreement Letter shall require that Tenant pay fifty percent (50%) of all Tenant Improvement costs in excess of the Tenant Improvement Allowance presented in the Pricing Agreement Letter upon execution of the Pricing Agreement Letter. Landlord reserves the right to bill Tenant up to ninety-five percent (95%) of the Tenant Improvement costs in excess of the Tenant Improvement Allowance during the construction period in proportion to the amount of work completed or materials purchased, with the final five percent (5%) due upon acceptance of the completed Premises and in any event no later than one (1) day before occupancy by Tenant.

         F. Installation of Tenant Improvements. Upon approval and execution of the Pricing Agreement Letter by Tenant, Landlord or Landlord=s designee shall install the Tenant Improvements in the Premises in accordance with the Lease Agreement, this Work Letter Agreement, the executed Pricing Agreement Letter and the Working Drawings. Landlord shall meet with Tenant and advise Tenant which Tenant Improvements in the Working Drawings are in excess of Building Standard Tenant Improvements as set forth in Exhibit D2 attached hereto and incorporated herein by this reference. Any Tenant Improvements which are determined by Landlord to be in excess of the Building Standard Tenant Improvements shall be referred to as AAbove Standard Tenant Improvements.@

         G. Payment by Tenant for All Costs in Excess of Tenant Improvement Allowance. Tenant shall pay all costs incurred in connection with the Tenant Improvements in excess of the Tenant Improvement Allowance, including, without limitation, the costs of labor and materials.

         H. Change Orders. In the event that Tenant desires to change the Tenant Improvements as provided in the approved Working Drawings, Tenant shall deliver notice of the same to Landlord, setting forth in detail the changes Tenant desires to make. Landlord may disapprove of said Tenant Changes in the event that Landlord, in its sole discretion, determines that the changes would constitute design problems for the Premises or Building. In the event that Landlord approves of the proposed Tenant Changes, Landlord shall provide Tenant with an amendment to the Pricing Agreement Letter setting forth the costs and the period of Tenant Delay necessitated by the Tenant Changes. Thereafter, the Tenant shall, within five (5) calendar days of receipt of Landlord=s approval, deliver written notice to Landlord stating whether or not Tenant elects to cause Landlord to make such Tenant Changes. Tenant shall bear the full costs for any and all such changes in the Tenant Improvements and any delays associated with such changes shall constitute Tenant Delay.

         I. Net Tenant Delay. Net Tenant Delay shall mean the total number of days of Tenant Delay minus the total number of days of Landlord Delay; provided, however, and notwithstanding any other provision in the Lease or this Work Letter Agreement to the contrary, the parties agree that there have been no days of Tenant Delay as of the execution date of the Lease by Tenant. If the Premises are not ready for occupancy on or before the scheduled date specified in paragraph 6 of this Lease, and there exists Net Tenant Delay, then, notwithstanding anything to the contrary set forth in the Lease or this Work Letter Agreement, and regardless of the actual date of the Substantial Completion of the Premises, the Lease Commencement Date of the Lease shall be deemed to be the date the Lease Commencement Date would have occurred without the Net Tenant Delay. In such event, Tenant shall pay to Landlord a sum equal to one day=s Rent (including Base Rent and all other charges provided for in the Lease) multiplied by the Net Tenant Delay. Said sum shall be paid by Tenant within seven (7) calendar days of receipt of invoice. In addition, a Net Tenant Delay of thirty (30) calendar days or more shall constitute a default and breach by Tenant of the Lease.

         J. Warranties and Guaranties. In connection with the construction of the Tenant Improvements, but limited as provided herein, Landlord shall warrant for a period of one (1) year from the Lease Commencement Date that the Tenant Improvements will be free from material defects in workmanship or materials and will be constructed in a good and workmanlike manner in compliance with the approved Working Drawings. Notwithstanding the foregoing, the warranty of Landlord shall be limited to the warranty received by Landlord in connection with such Tenant Improvements. Except as specifically set forth above, Tenant acknowledges that Landlord has made no warranties to Tenant, either express or implied. Tenant further acknowledges and agrees that any claim which may arise pursuant to this paragraph will not constitute a default hereunder or under the Lease Agreement and Tenant shall not be able to exercise any remedy or recourse which may otherwise be available upon a default of the Lease Agreement. Tenant hereby waives and releases Landlord from all loss, damages, delays and claims relating to the design and other like matters contained in the Working Drawings, lost profits and all incidental or consequential damages.

III. Tenant Space Plan Must Contain, as a Minimum, the Following Information:

         A.       Floor plan showing:

                    1.   Partitions:   indicate   location   and   type  of  all
                         partitions.

                    2. Doors: indicate location, swing and type of all doors. Also indicate hardware.

                    3. Standard Electrical Items: indicate the location of all building standard electrical items listed herein (wall-mounted 110 volt duplex outlets, single-pole light switches and building standard light fixtures).

                    4. Standard Telephone Outlets: indicate the location of all building standard telephone wall outlets, as listed herein.

                    5.   "Above  Standard"   Electrical   Items:   indicate  the
                         location and type of all "above standard" electrical items, including lighting.

                    6. Special Electrical Equipment and Requirements: indicate the location and type of equipment that will have special requirements and indicate the location and type of special electrical equipment to be purchased.

                    7.   Telephone  and  Data   Equipment   Location:   indicate
                         location of telephone equipment room, if any.

                    8. Glass Items: indicate location, dimensions and type of glass partitions, windows and doors. Include details if not building standard.

                    9. Heavy Items: indicate location, dimensions, weight per square foot and description of any heavy equipment or filing system exceeding fifty (50) pounds per square foot live load.

                  10. Special HVAC Requirements: Indicate location and specific requirements for any special and/or concentrated heating and/or air conditioning requirements beyond that provided by the building HVAC system and/or distribution network.

                    11. Floor Covering: indicate location, type and color of all floor covering.

                    12. Wall Covering: indicate location, type and color of all wall coverings.

                    13. Paint: indicate location, type and color of paint finishes.

                    14. Millwork: indicate location, type and basic dimensions of all cabinets, shelving and other millwork items.

                    15. Plumbing: indicate location and type of all plumbing items.

                    16. Appliances: indicate location, type, dimensions and special requirements of all appliances.

                    17. Critical Dimensions: indicate all critical dimensions necessary for construction.

                    18. Fire Sprinkler Requirements: indicate location and type of all fire sprinkling and/or special fire suppression requirements.

                    19. Ceiling System and Finishes: indicate location, type and color of all ceiling finishes and/or systems.

                    20. Security Requirements: indicate the location, type and special requirements for any security system and/or requirements.

                    21.  Furniture System Requirements: indicate all
                           interfacing   requirements   with  furniture  systems
                           (i.e., electrical, telephone, data, anchoring, etc.).

IV.      Other Provisions.

         A. Substantial Completion. For purposes of this Lease, ASubstantial Completion@ of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant under the supervision of Landlord.

         B. Time of the Essence. Unless otherwise indicated, all references herein to Anumber of days@ shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord=s sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

         C. Tenant=s Lease Default. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter Agreement, if an event of default has occurred as set forth in the Lease or in this Work Letter Agreement at any time on or before the Substantial Completion of the Premises, then, (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage), (ii) all other obligations of Landlord under the terms of this Work Letter Agreement shall be forgiven until such time as such default is cured pursuant to the terms of the Lease, and (iii) Landlord shall have the right to recover from Tenant the costs incurred for the Tenant Improvement Allowance Items, and otherwise in connection with the construction of the Tenant Improvements.

     D. Construction of Certain Improvements. The construction of certain Tenant Improvement items specified below shall be completed in accordance with the following provisions:

                    1. AAbove Standard@ Electrical Items: Tenant shall advise Landlord of locations and types of all Aabove standard@ electrical items, including lighting.

                    2. Special Electrical Equipment and Requirements: Tenant shall advise Landlord of locations and types of all special electrical equipment.

                    3. Appliances: Tenant shall advise Landlord of locations, types, dimensions and special requirements of all appliances.

                    4. Telephone and Data Equipment Location: Tenant shall advise Landlord of location of telephone equipment room, if any.

                    5. Heavy Items: Tenant shall advise Landlord of location, dimensions, weight per square foot and description of heavy equipment or filing systems exceeding 50 pounds/SF live load.

                    6. Millwork: Tenant shall advise Landlord of location, type and basic dimensions of all cabinets, shelving and other millwork items. Standard Plastic Laminate
                         Specifications:    Countertops:   Wilsonart   #1573-60.
                         Cabinets: Pionite #AT301-S.

                    7. Plumbing: Tenant shall advise Landlord of location and type of all plumbing fixtures. Standard Sink
                         Specification: Kohler, stainless #K-3287-H with stainless faucet #K-15176.

                    8. Special HVAC: Tenant shall advise Landlord of special HVAC requirements.

                    9. Critical Dimensions: Tenant shall advise Landlord of all critical dimensions necessary for construction.

                    10. Security Requirements: Tenant shall advise Landlord of the location, type and any special requirements.

                    11. Furniture Systems: Tenant shall advise Landlord of all interfacing requirements between furniture and systems for electrical, telephones, data, anchoring, etc.

                                                      D1 - 3

                                   EXHIBIT D1

                            PRICING AGREEMENT LETTER



     This Pricing Agreement Letter dated ___________, 19___, is entered into by and between 2855 E. Cottonwood Parkway, L.C. (ALandlord@) and Mrs. Fields= Original Cookies, Inc. (ATenant@).

                                                  R E C I T A L S :

         A. Pursuant to that certain Lease Agreement between Landlord and Tenant, and the Work Letter Agreement which is an Exhibit thereto (collectively the ALease Agreement@), Tenant has leased from Landlord commercial office space in the building (ABuilding@) constructed on certain real property owned by Landlord, as more particularly described in the Lease Agreement.

         B. Landlord and Tenant have agreed to construct certain Tenant Improvements in the Building as set forth in the Lease Agreement, and more particularly in the Work Letter Agreement and this Pricing Agreement Letter which are exhibits thereto.

         C. Landlord and Tenant now agree as to the pricing and payment of the construction of the Tenant Improvements as set forth in this Pricing Agreement Letter and the Itemization of Tenant Improvement Costs (hereinafter defined) attached hereto as Exhibit AA.@

                  NOW, THEREFORE, for and in consideration of the parties= covenants and agreements contained herein and in the Lease Agreement, Landlord and Tenant covenant and agree as follows:

                  1. Landlord and Tenant have approved the Working Drawings for the Tenant Improvements, dated ___________, 19___, signed copies of which have been delivered to Landlord and Tenant. Landlord agrees to construct the Tenant Improvements in accordance with the approved Working Drawings; provided, however, the costs of Tenant Improvements shall be paid as provided herein.

                  2. If the actual cost of the Tenant Improvements exceeds the Tenant Improvement Allowance (as defined in the Work Letter Agreement between the parties), Tenant shall pay Landlord all amounts in excess of the Tenant Improvement Allowance. The Tenant and Landlord acknowledge and agree that the Tenant Improvement Allowance shall be disbursed for the Tenant Improvement Allowance Items as set forth in the Work Letter Agreement. In the event the actual cost of the Tenant Improvements is less than the Tenant Improvement Allowance, Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

                  3. Attached to this Pricing Agreement Letter is an itemization of Tenant Improvement costs (AItemization of Tenant Improvement Costs@) which sets forth the cost of all Tenant Improvement Allowance Items and other costs to be incurred in connection with the initial design and construction of the Tenant Improvements in accordance with the Working Drawings. Concurrent with the execution of this Pricing Agreement Letter, Tenant shall provide its written consent and approval to the Itemization of Tenant Improvement Costs and deliver the same to the Landlord. Upon receipt of the Itemization of Tenant Improvement Costs and this Pricing Agreement Letter, executed by Tenant, Landlord shall be released by Tenant to commence the construction of the Tenant Improvements in accordance with the Working Drawings, this Pricing Agreement Letter and the Itemization of Tenant Improvement Costs attached hereto.

                  4.  Concurrently  with the approval and execution by Tenant of this Pricing Agreement Letter and the Itemization of Tenant Improvement Costs, Tenant shall pay fifty percent (50%) of all Tenant Improvement costs in excess of the Tenant Improvement Allowance as presented on the Itemization of Tenant Improvement Costs. Landlord reserves the right to bill Tenant up to ninety-five percent (95%) of the costs in excess of the Tenant Improvement Allowance during the construction period in proportion to the amount of work completed or materials purchased, with the final five percent (5%) due upon acceptance of the completed Premises and in any event no later than one (1) day before occupancy by Tenant. In the event that any revisions, changes or substitutions shall be made to the Working Drawings or the Tenant Improvements after execution by Tenant of this Pricing Agreement Letter and the Itemization of Tenant Improvement Costs, any additional costs which arise in connection with such revisions, changes or substitutions, or any other additional costs, shall be paid by Tenant to Landlord immediately upon Landlord=s request.

                  DATED effective as of the date first above written.


                                    LANDLORD:

                2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited
               liability company, by its following Managing Member

           COTTONWOOD CORPORATE CENTER, L.C., a Utah limited liability company, by its following member

          C&E HOLDINGS PARTNERSHIP, a Utah general partnership, by its
                            Managing General Partner

                           COTTONWOOD EQUITIES, LTD.,
                                 a Texas limited
                           partnership, by Cottonwood
                            Realty Services, L.L.C.,
                               its general partner


                                       By:
                         JOHN L. WEST, Managing Director


                                     TENANT:

                      MRS. FIELDS= ORIGINAL COOKIES, INC.,
                             a Delaware corporation


                                       By:
                                     Title:

                                   EXHIBIT "A"
                           TO PRICING AGREEMENT LETTER

                     ITEMIZATION OF TENANT IMPROVEMENT COSTS

                                                      D2 - 1

                                   EXHIBIT D2

                      BUILDING STANDARD TENANT IMPROVEMENTS



II. The ABuilding Standard Tenant Improvements@ (herein so called) are the following:

     A. Flooring: Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

     Standard   Specification:   Shaw  Contract   Group,   Madison  Heights  30,
     #60178-78330 or Skyline II30, #60143-45560.

     B. Base: Grade and quality of rubber base to be selected by Landlord.

     Standard Specification: Flexco, Wallflowers, 4" rubber base.

     C. Partitions: Demising Walls: 3-5/8" metal studs on 24" centers, blanket sound insulation, 5/8" gypsum board on one side. Studs and one layer of gypsum board extend to bottom of steel deck on floor above.

     Interior Walls: 3-5/8" metal studs on 24" centers, 5/8" gypsum board on each side. Walls to be ceiling height and braced as per code requirements.

     All walls to be finished with tape, texture and paint.

     Standard Paint Specification: Sherwin Williams #SW1025, #SW1032 or #SW1030. Eggshell finish.

     D. Doors/Side Lights: 3'-0" x 8'-0", or 8'-10" solid core flush wood doors with mahogany stained red oak veneer and metal frames. Glass manufactured as per code requirements, with metal frames. Standard hardware is Schlage, 626 series in bright chrome.

     E. Ceiling: Armstrong Scored Cirrus II #510 (for use with 15/16" exposed tee grid).

     F. Electrical Outlets: Standard 110v duplex wall outlets.

     G. Light Switches: Single pole switches.

     H. Lighting Occupancy Sensor: Automatic lighting control device-Uneco conserver series.

     I. Light Fixtures: 2' x 4', (3) lamp, recessed ceiling fixture with parabolic lense. Grade and quality of fixture selected by Landlord.

     J. Fire Sprinkler Requirements: Design build per Landlord, except special requirements, of which the Tenant shall advise the Landlord.

     K. Window Coverings: Grade and quality of window coverings to be selected by Landlord.

                                    EXHIBIT E

                            LEGAL DESCRIPTION OF LAND



         Beginning at a point which is North 0E08'51" East along the Quarter Section line 908.56 feet, and North 89E04'36" East 740.83 feet, and North 55E02'48" East 206.85 feet from the West Quarter Corner of
         Section 23, Township 2 South, Range 1 East, Salt Lake Base and Meridian; and running thence North 34E55'16" West 67.93 feet to a point on the South Right-of-Way line of I-215 and a point on a 2076.90 foot radius curve to the left the chord of which bears North 62E36'26" East; thence Northeasterly along said South line and curve through a central angle of 5E57'01" a distance of 215.69 feet; thence North 67E29'16" East along said South line 183.64 feet; thence South 31E38'10" East
         111.32 feet; thence South 70E30'09" East 57.70 feet; thence South 34E39'50" East 284.29 feet; thence South 11E06'23" East 28.44 feet; thence South 42E36'15" East 63.15 feet; thence South 64E43'27" East
         71.26 feet;  thence  South  32E54'51"  West 100.16 feet to a point on a
         210.00 foot radius curve to the left the chord of which bears South 88E59'48" West; thence Westerly along said curve through a central angle of 67E50'08" a distance of 248.63 feet; thence South 55E04'44" West 161.13 feet to a point of a 835.00 foot radius curve to the right the chord of which bears South 55E10'54" West; thence Southwesterly along said curve through a central angle of 0E12'21" a distance of 3.00 feet; thence North 34E55'16" West 499.58 feet to the point of beginning. Contains 234,930 square feet or 5.3932 acres.

                                    EXHIBIT F

                            LEASE EXTENSION ADDENDUM



                  THIS LEASE EXTENSION ADDENDUM (AAddendum@) is entered into as of ______________, 19____, between Landlord and Tenant (as those terms are defined in that certain Lease Agreement between Landlord and Tenant, dated ____________, 19___ (the ALease@). Subject to the provisions of the Lease, Landlord hereby grants to Tenant the option (AExtension Option@) to extend the term of the Lease for __________ successive extension terms of _________ years each in accordance with the provisions set forth in this Addendum (an AExtension Renewal Term@). If the Term of the Lease is so extended, such extension shall be on the same terms and conditions as are applicable during the initial Term as set forth in the Lease, except that the Base Rent during the Extension Renewal Term shall be at the APrevailing Rental Rate@ which shall mean the rental rate determined for the most comparable office space located in the Cottonwood Corporate Center Project as of the date of the Extension Notice (defined below), but in no event less than the Rent under the Lease as of the date of the Extension Notice.

                  2. Exercise. If Tenant desires to exercise an Extension Option, it shall send notice thereof (an AExtension Notice@) to Landlord no more than three hundred (300) nor less than two hundred seventy (270) calendar days prior to the expiration of the Term or Extension Renewal Term of the Lease then in effect. Landlord and Tenant shall endeavor in good faith to determine the Prevailing Rental Rate within thirty (30) calendar days after Landlord=s receipt of Tenant=s Extension Notice. If they cannot agree within thirty (30) calendar days, each shall appoint an appraiser who shall arrive at an estimate of the Prevailing Rental Rate within thirty (30) calendar days. If such estimates are within five percent (5%) of each other, the average of the two shall be the new Base Rent for the Extension Renewal Term. If the estimates are more than five percent (5%) apart, each appraiser shall select a third appraiser within five
(5) calendar days or, if they fail to do so, Landlord shall select a third appraiser. The third appraiser shall prepare an estimate of the Prevailing Rental Rate as provided above within thirty (30) calendar days and the two closest of the three estimates shall be averaged to determine the new Base Rent for the new Extension Renewal Term. No later than one hundred fifty (150) calendar days prior to the expiration of the Lease Term then in effect, Landlord and Tenant shall execute an amendment to the Lease (an AExtension Amendment@) stating the new Base Rent and expiration date of the Lease Term. If such an Extension Amendment is not fully executed for any reason as provided above, the Term shall not be extended and all Extension Option(s) hereunder shall terminate. Notwithstanding the foregoing, Tenant shall not be entitled to extend this Lease if an Event of Default has occurred under any term or provision contained in the Lease Agreement or a condition exists which with the passage of time or the giving of notice, or both, would constitute an Event of Default pursuant to the Lease Agreement. The rights contained in this Addendum shall be personal to the originally named Tenant and may be exercised only by the originally named Tenant (and not any assignee, sublessee or other Transferee of Tenant=s interest in this Lease) and only if the originally named Tenant occupies the entire Premises as of the date it exercises the Extension Option in accordance with the terms of this Addendum. If Tenant properly exercises the Extension Option and is not in default under this Lease at the end of the initial Term of the Lease, the Lease Term, as it applies to the entire Premises then leased by Tenant, shall be extended for the Extension Renewal Term.

                  3. Other Provisions. If Tenant fails to deliver a timely Extension Notice, Tenant shall be considered to have elected not to exercise the Extension Option. Any termination of the Lease during the initial or applicable Lease Term or Extension Renewal Term shall terminate all renewal or lease extension rights hereunder. The extension rights of Tenant hereunder shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of the Lease. During any Extension Renewal Term (a) no rent abatement or other concession, if any, applicable to the initial Lease Term or preceding Extension Renewal Term shall apply to the Extension Renewal Term, and (b) all leasehold improvements within the Premises shall be provided in their then-existing condition (on an Aas-is@ basis) at the time the Extension Renewal Term commences.

                  DATED this ______ day of _______________, 19___.


                                    LANDLORD:

                2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited
               liability company, by its following Managing Member

           COTTONWOOD CORPORATE CENTER, L.C., a Utah limited liability company, by its following member

          C&E HOLDINGS PARTNERSHIP, a Utah general partnership, by its
                            Managing General Partner

                           COTTONWOOD EQUITIES, LTD.,
                                 a Texas limited
                           partnership, by Cottonwood
                            Realty Services, L.L.C.,
                               its general partner


                                       By:
                         JOHN L. WEST, Managing Director


                                     TENANT:

                      MRS. FIELDS= ORIGINAL COOKIES, INC.,
                             a Delaware corporation


                                       By:
                                     Title:

                                    EXHIBIT G

                    ACKNOWLEDGMENT OF LEASE COMMENCEMENT DATE



                          STATEMENT OF CONFIRMATION AND
                    ACKNOWLEDGMENT OF LEASE COMMENCEMENT DATE


         In accordance with that certain Lease Agreement between 2855 E. Cottonwood Parkway, L.C., as Landlord and the undersigned, as Tenant (the ALease@), the Tenant hereby confirms the following:

         1. Construction of the Tenant Improvements is Substantially Complete, and the Lease Term shall commence as of _________________, for a term of _________ years, _________ months, and _________ days, ending on
----------------.

         2. In  accordance  with the Lease,  Base Rent shall  begin to accrue on
____________,              in             the              amount             of
____________________________________________________ DOLLARS ($____________).


                                    LANDLORD:

           2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited liability company, by its following Managing Member

           COTTONWOOD CORPORATE CENTER, L.C., a Utah limited liability company, by its following member

          C&E HOLDINGS PARTNERSHIP, a Utah general partnership, by its
                            Managing General Partner

                           COTTONWOOD EQUITIES, LTD.,
                                 a Texas limited
                           partnership, by Cottonwood
                            Realty Services, L.L.C.,
                               its general partner


                                       By:
                         JOHN L. WEST, Managing Director


                                     TENANT:

                      MRS. FIELDS= ORIGINAL COOKIES, INC.,
                             a Delaware corporation


                                       By:
                                     Title:

                                    EXHIBIT H



WHEN RECORDED, RETURN TO:

U.S. Bank National Association
107 South Main Street
Salt Lake City, Utah 84111
Attn:  Commercial Real Estate Division



                              ESTOPPEL CERTIFICATE,
                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


                  THIS AGREEMENT, made and entered into as of the ______ day of __________, 19___, by and between U.S. BANK NATIONAL ASSOCIATION, with its principal office at 107 South Main Street, Salt Lake City, Utah 84111 ("Bank"), 2855 E. COTTONWOOD PARKWAY, L.C., a Utah general limited liability company, with its principal office at 2855 E. Cottonwood Parkway, Suite 560, Salt Lake City,
Utah 84121  ("Lessor"),  and MRS.  FIELDS=  ORIGINAL  COOKIES,  INC., a Delaware
corporation,         with        its         principal         office         at
_______________________________________________________________ ("Lessee").

                                R E C I T A L S:

         A. Lessee has by a written lease dated January ____, 1998, and any future amendments and extensions approved by Bank (the "Lease") leased from Lessor commercial office space in the improvements constructed on certain real property owned by Lessor located in Salt Lake County, Utah, as more particularly described in Exhibit "A" attached to and incorporated in this Agreement by reference (the "Premises").

         B. Lessor has executed in favor of Bank a Deed of Trust which encumbers the Premises as security for a loan from Bank to Lessor (the "Deed of Trust").

         C. Lessee, Lessor and Bank have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Deed of Trust.

                  NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, Bank, Lessor and Lessee covenant and agree as follows:

1. Lessee represents to and covenants with the Bank that:

                           (a) Lessee is the tenant under the Lease and the same has not been modified, changed, altered, or amended in any respect and is the only lease agreement between Lessee and Lessor relating to the Premises, and the Lease represents the entire understanding between Lessee and Lessor with respect to the Premises.

                           (b) Lessee is not in default under any provision of the Lease, nor is there any fact or condition which, with notice or lapse of time, would constitute a default.

                           (c) The Lease is in full force and effect, and, except as otherwise provided in the Lease, Lessee is not entitled to any lien, credit, offset, or reduction in rent.

                           (d) Lessee's initial monthly installment of rent under the Lease is to be a minimum of $48,125.00.

                           (e) Except for a security deposit of $20,000.00 and prepaid rent in the amount of $-0-, Lessee has no other claim against Lessor for any deposit or prepaid rent.

                           (f) Except as otherwise permitted under the Lease, Lessee has not transferred, hypothecated or assigned Lessee's interest under the Lease. Except for assignments or sublettings which do not require Lessor's consent under the Lease, Lessee shall not authorize or consent to any assignment or subletting of the Premises without the prior written consent of the Bank, which consent shall not be unreasonably withheld.

                           (g) There are no actions or proceedings, whether voluntary or otherwise, pending or threatened against Lessee under any bankruptcy or insolvency laws or under any other laws providing relief to debtors.

                           (h) To the best of Lessee's knowledge, Lessor is not in default in any respect of its obligations under the Lease, nor is there now any fact or condition which, with notice or lapse of time, would constitute a default.

                           (i) Other than the possessory rights arising under the Lease, Lessee has no option to purchase the Premises or otherwise acquire title to or an interest in the Premises.

                           (j) Other than the assignment to the Bank described herein, Lessee has no knowledge of any other assignment, hypothecation, mortgage or pledge of Lessor's interest in the Lease or the rents payable thereunder, except as may be disclosed by other recorded instruments.

                  2. Lessee's interest in the Lease and all rights of Lessee thereunder, including any purchase option, shall be and are hereby declared subject and subordinate to the lien and encumbrance of the Deed of Trust. The term "Deed of Trust" as used in this Agreement shall also include any amendment, supplement, modification, renewal, refinance or replacement thereof.

                  3. In the event of any foreclosure of the Deed of Trust or any conveyance in lieu of foreclosure, provided that the Lessee shall not then be in default beyond any grace period under the Lease and that the Lease shall then be in full force and effect, Bank shall neither terminate the Lease nor join Lessee in foreclosure proceedings, nor disturb Lessee's possession, and the Lease shall continue in full force and effect as a direct lease between Lessee and Bank.

                  4. After the receipt by Lessee of notice from Bank of any foreclosure of the Deed of Trust or any conveyance of the Premises in lieu of foreclosure, Lessee will thereafter attorn to and recognize Bank or any purchaser from Bank at any foreclosure sale or otherwise as Lessee's substitute lessor on the terms and conditions set forth in the Lease.

                  5. Lessee shall not prepay any of the rents under the Lease more than one month in advance (except as provided otherwise in the Lease) without the prior written consent of Bank.

                  6. In no event shall Bank be liable for any act or omission of the Lessor, nor shall Bank be subject to any offsets or deficiencies which Lessee may be entitled to assert against the Lessor as a result of any act or omission of Lessor occurring prior to Bank's obtaining possession of the Premises.

                  7. The Lease may not be terminated (except as permitted in the Lease and except for Landlord's default) without the prior written consent of Bank. No amendment of the Lease will be binding on Bank unless consented to by Bank which consent shall not be unreasonably withheld.

                  8. If the Lease is cancelled or terminated for any reason, if any purchase option contained in the Lease is exercised, or if the Lessee is required to pay to Lessor any payment in excess of one calendar month in advance, including, but not limited to lease termination or purchase option payments, refund of any type, prepayments of rents, litigation settlements or settlements of past-due rents (all of which shall be referred to herein collectively as "Extraordinary Rental Payments"), Lessor and Lessee will notify Bank and Lessor consents to Lessee remitting and Lessee agrees to remit any Extraordinary Rental Payments to Bank directly and immediately.

                  9. This Agreement and its terms shall be binding upon and inure to the benefit of Bank, Lessor, Lessee and their respective successors and assigns, including, without limitation, any purchaser at any foreclosure sale.

                  10. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts when taken together, shall constitute but one agreement.

                  DATED effective as of the date first above written.


                                      BANK:

                         U.S. BANK NATIONAL ASSOCIATION


                                       By:
                         ROBERT M. BOWEN, Vice President


                                     LESSOR:

           2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited liability company, by its following Managing Member

           COTTONWOOD CORPORATE CENTER, L.C., a Utah limited liability company, by its following member

          C&E HOLDINGS PARTNERSHIP, a Utah general partnership, by its
                            Managing General Partner

                           COTTONWOOD EQUITIES, LTD.,
                                 a Texas limited
                           partnership, by Cottonwood
                            Realty Services, L.L.C.,
                               its general partner


                                       By:
                         JOHN L. WEST, Managing Director


                                     LESSEE:

                      MRS. FIELDS= ORIGINAL COOKIES, INC.,
                             a Delaware corporation


                                       By:
                                     Title:

STATE OF UTAH              )
                                     : ss.
COUNTY OF SALT LAKE        )


     The foregoing instrument was acknowledged before me this _____ day of _____________, 199__, by ROBERT M. BOWEN, who is a Vice President of U.S. BANK NATIONAL ASSOCIATION.



                                  NOTARY PUBLIC
                       Residing at Salt Lake County, Utah
My Commission Expires:

---------------------





STATE OF UTAH              )
                                     : ss.
COUNTY OF SALT LAKE        )


                  The foregoing instrument was acknowledged before me this ______ day of ______________, 199__, by JOHN L. WEST, the Managing Director of COTTONWOOD REALTY SERVICES, L.L.C., General Partner of COTTONWOOD EQUITIES, LTD., Managing General Partner of C&E HOLDINGS PARTNERSHIP, member of COTTONWOOD CORPORATE CENTER, L.C., which is the Managing Member of 2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited liability company.



                                  NOTARY PUBLIC
                       Residing at Salt Lake County, Utah
My Commission Expires:

---------------------




STATE OF UTAH              )
                                     : ss.
COUNTY OF SALT LAKE        )


     The foregoing instrument was acknowledged before me this _____ day of _____________, 19___, by _______________________________, who is a
_____________________________________  of MRS. FIELDS= ORIGINAL COOKIES, INC., a
Delaware corporation.



                                  NOTARY PUBLIC
                       Residing at Salt Lake County, Utah
My Commission Expires:

---------------------

                                   EXHIBIT "A"
                     TO ESTOPPEL CERTIFICATE, SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                                DEMISED PREMISES


         The following  described  real property is located in Salt Lake County,
Utah:


         PARCEL 1 ("COTTONWOOD CORPORATE CENTER PARCEL 11"):

         BEGINNING at a point which is North 0E08'51" East along the Quarter Section line 908.56 feet and North 89E04'36" East 740.83 feet and North 55E02'48" East 206.85 feet from the West Quarter Corner of Section 23, Township 2 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 34E55'16" West 67.93 feet to a point on the South Right-of-Way line of I-215 and a point on a 2076.90 foot radius curve to the left, the chord of which bears North 62E36'26" East; thence Northeasterly along said South line and curve through a central angle of 5E57'01" a distance of 215.69 feet; thence North 67E29'16" East along said South line 183.64 feet; thence South 31E38'01" East 111.32 feet; thence South 70E30'09" East 57.70 feet; thence South 34E39'50" East 284.29 feet; thence South 11E06'23" East 28.44 feet; thence South 42E36'15" East 63.15 feet; thence South 64E43'27" East 71.26 feet; thence South 32E54'51" West 100.16 feet to a point on a 210.00 foot radius curve to the left, the chord of which bears South 88E59'48" West; thence Westerly along said curve through a central angle of 67E50'08" a distance of 248.63 feet; thence South 55E04'44" West 161.13 feet to a point of a 835.00 foot radius curve to the right, the chord of which bears South 55E10'54" West; thence Southwesterly along said curve through a central angle of 0E12'21" a distance of 3.00 feet; thence North 34E55'16" West 499.58 feet to the point of BEGINNING.


         PARCEL 2 ("COMMON ROADWAY"):

         A perpetual, nonexclusive right-of-way and easement for vehicular and pedestrian ingress and egress, appurtenant to PARCEL 1, as established by a Declaration of Easements, Covenants and Restrictions recorded January 17, 1996, as Entry No. 6259074, in Book 7311, at page 821 of the official records of the Salt Lake County Recorder, as amended by a First Amendment to Declaration of Easements, Covenants and Restrictions, recorded July 3, 1996, as Entry No. 6398547, in Book 7437, at page 265 of the official records of the Salt Lake County Recorder, over the following described property:

         BEGINNING at a point which is North 0E08'51" East along the Section line 447.50 feet and South 89E49'13" East 50.00 feet from the West Quarter Corner of Section 23, Township 2 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 0E08'51" East 71.00 feet; thence South 89E49'13" East 669.22 feet; thence North 0E10'47" East
         12.00 feet to a point of a 787.50 foot radius curve to the left, the chord of which bears North 72E37'45" East; thence Easterly along the arc of said curve and through a central angle of 35E06'03" a distance of 482.44 feet to a point of tangency; thence North 55E04'44" East
         161.13 feet to a point of a 257.50 foot radius curve to the right, the chord of which bears South 81E12'57" East; thence Easterly along the arc of said curve and through a central angle of 87E24'39" a distance of 392.84 feet to a point of tangency; thence South 37E30'37" East
         388.28 feet to a point of a 282.50 foot radius curve to the left, the chord of which bears South 57E30'40" East; thence Southeasterly along the arc of said curve and through a central angle of 40E00'07" a distance of 197.23 feet to a point of tangency; thence South 77E30'44" East 203.08 feet; thence South 35E38'28" East 52.78 feet to the West right-of-way line of 3000 East Street; thence South 12E27'22" West along said West line 71.77 feet; thence North 77E30'44" West 147.86 feet to a point of a 693.16 foot radius curve to the right, the chord of which bears North 71E09'19" West; thence Northwesterly along the arc of curve and through a central angle of 13E28'28" a distance of 163.01 feet to a point of a compound curve to the right, the radius point of which is North 22E43'23" East 377.50 feet; thence Northwesterly along the arc of said curve and through a central angle of 29E46' a distance of 196.12 feet to a point of tangency; thence North 37E30'37" West
         388.28 feet to a point of a 162.50 foot radius curve to the left, the chord of which bears North 81E12'57" West; thence Westerly along the arc of said curve and through a central angle of 87E24'39" a distance of 247.91 feet to a point of tangency; thence South 55E04'44" West
         161.13 feet to a point of a 882.50 foot radius curve to the right, the chord of which bears South 72E37'45" West; thence Westerly along the arc of said curve and through a central angle of 35E06'03" a distance of 540.64 feet to a point of tangency; thence North 89E49'13" West
         441.91 feet; thence North 0E10'47" East 12.00 feet; thence North 89E49'13" West 227.27 feet to the point of BEGINNING.

                                    EXHIBIT I

                             CLEANING SPECIFICATIONS


Cleaning services shall be rendered in accordance with the following:

     Note: Cleaning Company agrees to provide to Cottonwood Management Services a schedule of the days Aweekly, monthly and quarterly services@ are to be performed. Notice of any changes are to be provided to Cottonwood in a timely manner.

COMMON AREA:

II.      Rest Room Specifications

         A.       Nightly Services

                  1. Restock all restrooms including, but not limited to, paper towels, toilet tissue and hand soap, as required.
                  2. Restock all sanitary napkin and tampon dispensers.
                  3. Wash, polish and sanitize all mirrors, dispensers, faucets, flushometers and bright work with non-scratch disinfectant cleaners as approved by Owner.
                  4. Wash and sanitize all toilets, toilet seats (wash both sides of seats), urinals and sinks with non-scratch disinfectant cleaner. Wipe dry all sinks.
                  5. Remove stains, detail toilets, urinals and sinks as required. Clean all corners and edges to prevent dirt buildup. Do not leave standing water on floor.
                  6. Mop all restroom floors with disinfectant germicidal solution. 7. Remove all restroom trash from building to designated area. 8. Spot clean all partitions, tile walls and doors. Spot clean around light fixtures.
                  9.       Remove graffiti.

         B.       Weekly Services

     1. Dust all low reach and high reach areas, including ledges, mirror tops, partition tops and edges, air condition diffusers, return air grills and light fixtures. 2. Dump at least one gallon of water down restroom floor drains and wipe clean drain grill.

         C.       Monthly Services

                  1. Wipe down all walls, vinyl covered walls and metal partitions. Partitions and walls shall be left in an unstreaked condition after this work.
                  2. Dust all door jambs and louvers.
                  3. Scrub the floors with the intent to prevent buildup of dirt in grout.

         D.       Quarterly Services

                  1.       Clean air vent and grills.
                  2.       Dust all walls.

         E.       Annually

                  1.       Clean light fixtures.
                  2.       Wash all walls

III.     Main Lobby and Public Corridors

         A.       Nightly Services

                  1. Thoroughly wash all glass doors, side lights and glass panels including top of revolving door.
                  2. Spot clean all metal plates, base, tops, waste paper receptacles, drinking fountains, planters, elevator call button plates and all visible hardware.
                  3. Spot clean all walls, columns and directory to include security desk area. 4. Thoroughly clean all door thresholds of dirt and debris.
                  5.       Spot clean and damp mop all flooring.
                  6.       Vacuum all carpets and spot clean as necessary.
                  7.       Remove from planters all debris.
                  8. Buff flooring (flooring to be maintained in accordance with maintenance specifications provided by manufacturer).
                  9. Clean pay phones.

         B.       Weekly Services

                  1.       Spot clean, sweep, mop and buff all flooring.
                  2.       Clean all lobby level glass.
                  3.       Clean all air diffusers/grills.

         C.       Monthly Services

              1. Thoroughly clean all aluminum interior and entrance metal work.

IV.      Service Areas

         A.       Nightly Services

                  1.       Remove trash from all areas.
                  2. Maintain an orderly arrangement of janitorial supplies and paper products in storage rooms and service sink areas.
                  3. Maintain an orderly arrangement of all equipment stored in service areas such as mops, buckets, brooms, vacuum cleaners, scrubbers and like materials.
                  4. Clean and disinfect service sinks and floors in service areas.

         B.       Weekly Service

                  1.       Damp mop all floors.

         C.       Monthly Services

                  1.       Clean and reseal floors as necessary.
                  2. High dusting of all areas including exposed pipes, ducts, conduit, diffusers, grills and all mechanical and electrical equipment.

V.       Passenger Elevators

         A.       Nightly Services

          1.       Spot clean interior surfaces of cab walls and doors.
          2.       Thoroughly clean all metal surfaces.
          3.       Spot clean, dry mop and edge all elevator flooring.
          4.  Vacuum and polish if necessary all elevator thresholds and tracks.
          5. Report all burned out lights or damage to cleaning supervisor who will report to Owner. 6. Spot clean hall side of doors, frame and hall call button(s).

         B.       Weekly Services

                  1.       Dust ceilings, including incandescent cab lamps.
        2.       Thoroughly clean and polish all elevator thresholds and tracks.

VI.      Exterior Service

         A.       Nightly Services

1. Police entire perimeter of building to include parking area.
2. Empty all trash receptacles and ash urns.
3. Spot clean all exterior glass at building entrance.
4. Police trash dumpster areas.
5. Remove gum.
6. Straighten furniture.

         B.       As Necessary

                  1.       Clean chairs and trash receptacles.

VII.     Loading Area

         A.       Nightly Services

                  1.       Spot clean inside and outside of door.
                  2.       Clean around card reader area.
                  3.       Sweep entire area.
                  4. Hose down or mop entire trash areas and disinfect and deodorize as required.

         B.       Weekly Services

1. Thoroughly clean all floor surfaces, including truck area and ramp.
2. Clean all doors, hardware, pipes, duct work and ledges.

VIII.    Stairways - Nightly and Periodic Services

A. Public stairways, keep free from debris nightly.
B. Sweep stairs and landings, once per week.
C. Dust handrails, spindles, newels and stair stringers, once per week.
D. Wash stairs and landings, once per month.
E. Do high dusting, once per month.

IX.      Mail Room/Vending Machine Area

         A.       Nightly Service

                  1.       Sweep/vacuum floor/mop any canned pop spills.
                  2.       Spot clean walls and dust as necessary.
                  3.       Spot clean mail boxes.
                  4.       Spot clean fronts of vending machines.

         B.       Weekly Service

                  1.       Clean fronts of mailboxes and vending machines.

         C.       Monthly Service

                  1.       Clean all air diffusers/grills.
                  2.   Clean  all   floors  in   accordance   with   maintenance
specifications.


OFFICE AREA:

                                     PART II
Office Area Specifications

A.       Nightly Services

         1.       Secure all doors and lights as soon as possible each night.
         2. Vacuum all carpets. Broom sweep all oriental antique rugs. (Do not pull vacuum cords around corners).
         3. Dust mop all resilient and composition floors with treated dust mops. Damp mop to remove spills and water stains as required.
         4. Dust all desks and office furniture with treated dust cloths. 5. Papers and folders on desks are not to be moved.
         6. Empty all wastepaper baskets and other trash containers and replace plastic trash liners as needed.
         7. Remove all trash from floors to areas designated by owner.
         8. Remove finger prints, dirt smudges, graffiti, etc., from all doors, frames, glass partitions, windows, light switches, walls, elevator door jams, call buttons and elevators.
        9.       Return chairs and wastebaskets to proper position.
        10.      Clean, sanitize and polish drinking fountains.
        11.      Police all service stairwells.
        12.      Police all interior public corridor planters.
        13.      Dust and remove debris from all metal door thresholds.
        14.      Wipe clean smudged bright work.
        15.Spot-clean all carpets, resilient and composition floors as required.
    16.      Service all walk-off mats as required.
    17.Clean and sanitize all kitchen counters and sinks in employee breakrooms.

B.       Weekly Services

         1. Dust all high reach areas including, but not limited to, picture frames, charts, graphs, wood paneling, molding and similar wall hangings not cleaned nightly.
         2. Dust inside of all door jambs. 3. Clean and polish all metal door thresholds. 4. Wipe clean and polish all bright work. 5. Dust all vinyl base, remove all black marks.
         6.       Edge all carpeted areas.
         7. Clean and spray buff all resilient and composition flooring. 8. Dust and spot clean all fire extinguisher cabinets.

C.       Monthly Services

         1. Dust all high reach areas including, but not limited to, tops of door frames, structural and furniture ledges, air conditioning diffusers, return grills, light fixtures and blinds.
         2. Vacuum all upholstered furniture and fabric wallcovering.
         3. Move all plastic carpet protectors and thoroughly vacuum under and around all desks and office furniture.

D.       Quarterly Services

         1. Wash all chair pads and arm pads using approved cleaning material.


GENERAL ITEMS:

A.       Report nightly any burned out lights to Cottonwood Management.

Day Service Specifications (Specific written job descriptions will be developed for day person=s position. The tasks below are meant to only serve as guidelines).

         The basic building day staff shall consist of the following:

                  1 day porter              40 hours per week

         Duties of the day staff shall include, but not necessarily be limited to the following:

         Police lobby and maintain flooring in a clean condition. Clean out all sand urns at least three times daily. Dust mop as necessary.

         Police and maintain elevator cabs. Spot clean elevator cabs, vacuum and/or remove surface litter as required.

         Police all restrooms at least twice per day. Check and fill toilet tissue, soap, towel and other dispensers as necessary.

         Set out mats during rainy or inclement weather; maintain mats in clean condition.

         Remove snow from sidewalks and entry way as needed.

         Keep entrance doors, door glass, door frames, etc. clean and free from finger marks, smudges, etc.

         Replace burned out lights as needed.

         Police exterior walls, plaza and north and south parking garages and keep free from debris.

         Police parking area and trash receptacles.

         Maintain loading area in clean and neat condition.

         Any other duties as directed by COTTONWOOD MANAGEMENT.

                             BUILDING SIGN ADDENDUM


     THIS BUILDING SIGN ADDENDUM (AAddendum@), dated as of even date with, and as an addendum to, that certain Lease Agreement between 2855 E. Cottonwood Parkway, L.C. (ALandlord@) and Mrs. Fields= Original Cookies, Inc. (ATenant@), dated as of the ______ day of January, 1998 (ALease Agreement@).

                                                  R E C I T A L S :

B. Pursuant to the Lease Agreement, Tenant has leased from Landlord certain commercial office space in the building (ABuilding@) constructed on real property owned by Landlord located in Salt Lake County, Utah, as more particularly described in the Lease Agreement.

C. Landlord and Tenant have agreed as set forth in this Addendum to the nonexclusive consent of Landlord for Tenant to have its name displayed on the top fascia of the north and west sides of the Building in accordance with the blue line drawing attached hereto as Exhibit AA@ and incorporated herein by this reference (the ABuilding Signs@).

                  NOW, THEREFORE, for and in consideration of the parties= covenants and agreements contained herein and in the Lease Agreement, Landlord and Tenant covenant and agree as follows:

         1. Upon execution of this Addendum concurrent with the execution by Tenant of the Lease Agreement, together with the nonrefundable payment to Landlord of the sum of Forty-Five Thousand Dollars ($45,000.00), Tenant shall have the nonexclusive consent of Landlord for Tenant to have its name displayed on the Building Signs in accordance with Exhibit AA@ hereto and as provided herein, subject to each of the following continuing requirements and conditions, each of which is a condition precedent to Tenant=s rights and Landlord=s obligations hereunder:

                  1.1 The parties acknowledge and agree that the payment to Landlord of $45,000.00 is nonrefundable, constituting consideration for the consent of Landlord as provided herein to the placement by Tenant of the Building Signs and is not conditioned upon Tenant obtaining governmental permits, licenses, authorizations and approvals for placement of the Building Signs on both the north and west sides of the Building. Notwithstanding the foregoing, the $45,000.00 will be returned to Tenant in the event Tenant is unable with reasonable diligence to obtain governmental approval to place any sign on the Building.

                    1.2 Obtaining all required governmental permits, licenses, authorizations and approvals for the Building Signs;

                  1.3 The occupancy by Tenant of no less than the number of square feet of Rentable Area in the Building during the Lease Term as set forth in the Summary of Lease Information, Section AA;@

                    1.4  Compliance  with  all  applicable   governmental  laws,
                         statutes, regulations, rules, codes and ordinances;

               1.5  Compliance with the provisions of the Lease Agreement;

                  1.6 All expenses in connection with the design, construction, installation, repair and maintenance of the Building Signs, and Tenant=s name thereon, shall be paid by Tenant;

                  1.7 The design, size, location, materials, colors and lighting of the Building Signs shall be approved in writing by Landlord, in Landlord=s sole discretion; and

                  1.8 Tenant=s signage rights under this Addendum may not be assigned to any assignee of the Lease or any subtenant of Tenant without Landlord=s prior written consent, exercised in its reasonable discretion.

         2. The Lease Agreement as modified hereby shall remain in full force and effect, enforceable in accordance with its terms.

         3. Upon termination or expiration of the Term of the Lease Agreement, or upon expiration of Tenant=s sign rights under this Addendum, Landlord shall have the right to permanently remove Tenant=s Building Signs from the Building. Tenant shall bear all expenses relating to the costs associated with the removal of Tenant=s Building Signs, repair of any damage caused by such removal, and restoration of the site of Tenant=s Building Signs on the Building to the condition in which those portions of the Building existed before the installation of Tenant=s Building Signs. Tenant=s obligations under this paragraph, as well as other provisions of this Addendum, shall survive the expiration or earlier termination of the Lease Term.

         4. Tenant shall at all times during the Lease Term maintain Tenant=s Building Signs in working order and first-class condition.

                  DATED effective as of even date with the Lease Agreement.


                                    LANDLORD:

                2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited
                  partnership, by its following Managing Member

                       COTTONWOOD CORPORATE CENTER, L.C.,
                        a Utah limited liability company


                                       By:
                          JOHN L. WEST, Managing Member


                                     TENANT:

                       MRS. FIELDS= ORIGINAL COOKIES, INC.



                                       By:/s/Michael R. Ward
                                     Name:Michael R. Ward
                                     Title:VP


S:\INVEST\CCC\Building 11\Leases\Mrs. Fields\Mrs. Fields lease.wpd

                                   EXHIBIT "A"

                                 BUILDING SIGNS

                             MONUMENT SIGN ADDENDUM


                  THIS ADDENDUM (AAddendum@), dated as of even date with, and as an addendum to, that certain Lease Agreement between 2855 E. Cottonwood Parkway, L.C. (ALandlord@) and Mrs. Fields= Original Cookies, Inc.
(ATenant@), dated as of the _____ day of January, 1998 (ALease Agreement@).

                                                  R E C I T A L S :

D. Pursuant to the Lease Agreement, Tenant has leased from Landlord certain commercial office space in the building (ABuilding@) constructed on real property owned by Landlord located in Salt Lake County, Utah, as more particularly described in the Lease Agreement.

E. Landlord and Tenant have agreed as set forth in this Addendum to the nonexclusive right of Tenant to have its name displayed on a monument sign to be located by Landlord in front of the Building in accordance with the drawing attached hereto as Exhibit AA@ and incorporated herein (the AMonument Sign@).

                  NOW, THEREFORE, for and in consideration of the parties= covenants and agreements contained herein and in the Lease Agreement, Landlord and Tenant covenant and agree as follows:

         1. Tenant shall have the nonexclusive right to have its name displayed on the Monument Sign in accordance with Exhibit AA@ hereto to be located in front of the Building. Tenant=s right to have its name on the Monument Sign shall be subject to the following requirements and conditions:

                    1.1 Obtaining all required governmental permits, licenses, authorizations and approvals for the Monument Sign;

                  1.2 The occupancy by Tenant of no less than the number of square feet of Rentable Area in the Building during the Lease Term as set forth in the Summary of Lease Information, Section AA;@

                  1.3  Tenant  shall  bear  the  cost  of   acquisition   and/or
         preparation of the panel containing Tenant=s name for placement on the Monument Sign;

                    1.4  Compliance  with  all  applicable   governmental  laws,
                         statutes, regulations, rules, codes and ordinances;

               1.5  Compliance with the provisions of the Lease Agreement;

                  1.6 The design, size, location, materials and colors of the Monument Sign shall be determined by Landlord in Landlord=s sole discretion;

                  1.7 Landlord shall have the right to relocate, redesign and/or reconstruct the Monument Sign from time to time in its sole discretion; and

                  1.8 Tenant=s signage rights under this Addendum may not be assigned to any assignee of this Lease or any subtenant of Tenant without Landlord=s prior written consent, exercised in its sole discretion.

         2. The Lease Agreement, as modified hereby, shall remain in full force and effect, enforceable in accordance with its terms.

         3. Upon termination or expiration of the Term of the Lease Agreement, or upon expiration of Tenant=s sign rights under this Addendum, Landlord shall have the right to permanently remove Tenant=s name from the Monument Sign.

                  DATED effective as of even date with the Lease Agreement.


                                    LANDLORD:

                2855 E. COTTONWOOD PARKWAY, L.C., a Utah limited
                  partnership, by its following Managing Member

                       COTTONWOOD CORPORATE CENTER, L.C.,
                        a Utah limited liability company


                                       By:
                          JOHN L. WEST, Managing Member


                                     TENANT:

                       MRS. FIELDS= ORIGINAL COOKIES, INC.


                                       By:
                                     Title:

                                   EXHIBIT "A"

                                  MONUMENT SIGN